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                                                                     Prospectus
                                                                    May 1, 2007

                                           Adams Harkness Small Cap Growth Fund

                                   The Fund seeks maximum capital appreciation.

     The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete.
                      Any representation to the contrary is a criminal offense.

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                                                              TABLE OF CONTENTS


               RISK/RETURN SUMMARY                            2

                     INVESTMENT OBJECTIVE                     2
                     PRINCIPAL INVESTMENT STRATEGIES          2
                     PRINCIPAL INVESTMENT RISKS               4
                     WHO MAY WANT TO INVEST IN THE FUND       5

               PERFORMANCE                                    6

               FEE TABLE                                      7

               MANAGEMENT                                     8

               YOUR ACCOUNT                                  10

                     HOW TO CONTACT THE FUND                 10
                     GENERAL INFORMATION                     10
                     BUYING SHARES                           12
                     SELLING SHARES                          17
                     EXCHANGE PRIVILEGES                     21
                     RETIREMENT ACCOUNTS                     22

               PORTFOLIO MANAGER PAST PERFORMANCE            23

               OTHER INFORMATION                             25

               FINANCIAL HIGHLIGHTS                          27

                                    [GRAPHIC]




RISK/RETURN SUMMARY

 CONCEPTS TO UNDERSTAND
 EQUITY SECURITY means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company. COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
 DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.
 PREFERRED STOCK means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. CONVERTIBLE SECURITY means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities. MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
INVESTMENT OBJECTIVE

The Fund seeks maximum capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in the common stock of smaller, lesser-known companies whose stocks are traded in the U.S. markets ("80% Policy"). The Fund normally invests in companies that the Portfolio Manager believes are in an early stage or transitional point in their development and have above average prospects for growth, including initial public offerings of such companies. Smaller companies are defined as those with market capitalizations no greater than $3.0 billion at the time of their purchase.

The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISER'S PROCESSES The Fund's investment process focuses on two key areas--security selection and portfolio construction. The Portfolio Manager uses a disciplined investment process that includes the following components:

DATABASE SCREENING The Portfolio Manager applies a quantitative screening process to the universe of small capitalization companies to identify those companies with fundamental strengths such as:

  . strong balance sheets

  . good cash flow

  . high returns on equity

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  . strong or improving fundamentals

  . new products and/or unique business strategies

The Portfolio Manager also looks for companies with positive catalysts, such as new management, which may provide for a potential acceleration in the growth rate of the company. Other factors identified through the screening process include:

  . high management ownership in the company

  . low institutional ownership

A valuation screen is also used to determine if the price/earnings ratio in relation to the company's underlying growth rate is reasonable.

FUNDAMENTAL RESEARCH Fundamental research focuses on identifying several types of companies that the Portfolio Manager believes offer promising growth potential including:

.. small, fast growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace

.. companies experiencing a major change which is expected to produce advantageous results, such as new management, products or technologies, restructuring or reorganization, or merger and acquisition

The Portfolio Manager utilizes meetings with company management, research at industry trade shows and conferences, and discussions with customers and competitors, to help identify companies whose stock price may not reflect the rate of growth the company can maintain and/or those whose stock price does not yet reflect the positive changes that have occurred because they have not yet appeared in the financial results. Once purchased, portfolio holdings are monitored closely, and new information is evaluated relative to the original reason for investing.

THEMES The Portfolio Manager intends the Fund's investments to reflect what she believes to be the major social, economic and technological trends (collectively, "Themes") that will shape the future of business and commerce over the next three to five years. These Themes will provide a framework for identifying the industries and companies in which the Fund will invest. While sector weightings are monitored, the portfolio is generally constructed around 12-15 themes, such as The New Consumer, The Ubiquitous Semiconductor and Managing the Information Age.

SELL DISCIPLINE In general, stocks are sold when:

.. valuation targets are achieved

.. changing circumstances affect the original reasons for the investment

.. the company exhibits deteriorating fundamentals

.. the Portfolio Manager believes more attractive alternatives exist

TEMPORARY DEFENSIVE POSITION For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies, fixed-income securities or short-term money market securities. To the extent the Fund is engaged in temporary defensive investments, the Fund will not be pursuing its investment objective. A defensive position taken at the wrong time, may have an adverse impact on the Fund's performance.

                                                                             3

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PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISK An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. A Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that a Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in a Fund, or the Fund could underperform other investments. Other general market risks include:

  . The stock market does not recognize the growth potential or value of the stocks in the Fund's portfolio

  . The Fund's investment adviser's ("the Adviser") judgment as to the growth potential or value of a stock proves to be wrong

  . A decline in investor demand for growth stocks may adversely affect the value of these securities

  . Although the Portfolio Manager has experience in providing investment advisory services to mutual funds, this is the first mutual fund to which the Adviser has provided investment advice

SPECIFIC RISKS OF SMALL COMPANIES Because investing in small companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

  . The securities of smaller companies are traded in lower volume and may be less liquid than securities of larger, more established companies

  . Smaller companies are more likely to experience changes in earnings and growth prospects than larger more established companies and this could have a significant impact on the price of the security

  . The value of the securities may depend on the success of products or technologies that are in a relatively early stage of development and that may not have been tested

  . Smaller companies may have more limited product lines, markets and financial resources make these companies more susceptible to economic and market setbacks

  . At certain times, the stock market may not favor the smaller growth securities in which the Fund invests. During this time, it would be expected that the Fund could underperform other Funds with different investment strategies

  . Analysts and other investors typically follow these companies less actively, and information about these companies is not always readily available.

For these and other reasons, the prices of small capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

4

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SPECIFIC RISKS OF INITIAL PUBLIC OFFERINGS

A portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, the effect of the Fund's investment in initial public offerings on the Fund's total return should decline.

PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses, which may adversely effect fund performance.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  . Are willing to tolerate significant changes in the value of your investment

  . Are pursuing a long-term goal

  . Are willing to accept higher short-term risk for potential capital appreciation

The Fund may NOT be appropriate for you if you:

  . Need regular income or stability of principal

  . Are pursuing a short-term goal or investing emergency reserves

  . Want an investment that pursues market trends or focuses only on particular sectors or industries

                                                                             5

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PERFORMANCE

The following chart and tables illustrate the variability of the Fund's returns as of December 31, 2006. The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE INFORMATION (BEFORE AND AFTER TAXES) REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

CALENDAR YEAR TOTAL RETURNS

The following chart shows the Fund's annual total return for each full calendar year that the Fund has operated.

                                    [CHART]


 2005     2006
 ----     ----
14.18%    2.74%

During the period shown, the highest return for a quarter was 16.13% (1st quarter, 2006) and the lowest return was (10.45)% (3rd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2006, to the Russell 2000(R) Growth Index.

                                                           SINCE
                                                         INCEPTION
                                                  1 YEAR  2/27/04
              Return Before Taxes                  2.74%   8.14%
              Return After Taxes on Distributions  2.74%   8.00%
              Return After Taxes on Distributions
              and Sale of Fund Shares              1.78%   6.91%
              RUSSELL 2000 GROWTH INDEX           13.35%   9.19%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted values. One cannot invest directly in an index. Unlike the performance figures of the Fund, the performance of the Russell 2000 Growth Index does not reflect the effect of expenses.

6

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                                                                      FEE TABLE

The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

                SHAREHOLDER FEES
                (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                Maximum Sales Charge (Load) Imposed on
                Purchases                                   None
                Maximum Deferred Sales Charge (Load)        None
                Maximum Sales Charge (Load) Imposed on
                Reinvested Distributions                    None
                Redemption Fee (as a percentage of amount
                redeemed)/(1)/                             1.00%
                Exchange Fee/(1)/                          1.00%
                Maximum Account Fee                         None
                ANNUAL FUND OPERATING EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                Management Fees                            1.00%
                Distribution and Service (12b-1) Fees       None
                Other Expenses/(2)/                        1.65%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(2)/  2.65%
                Fee Waiver and Expense Reimbursement/(3)/ -0.75%
                NET EXPENSES/(3)/                          1.90%

/(1)/Shares redeemed or exchanged within 30 days of purchase will be charged a 1.00% fee.

/(2)/Based on amounts incurred for the Fund's fiscal year ended December 31, 2006. The Total Annual Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table, which reflects the Operating Expenses of the Fund and does not include acquired fees and expenses. Acquired fees and expenses are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.

/(3)/The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2008 to limit Total Annual Operating Expenses to 1.90% of the Fund's average daily net assets (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). These contractual fee waivers and expense reimbursements may be changed at any time with the consent of the Board of Trustees. In addition, the Fund's service providers may voluntarily waive or reimburse expenses. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table taking into account the contractual waiver through April 30, 2008 and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                1 YEAR   $  193
                                3 YEARS  $  752
                                5 YEARS  $1,338
                                10 YEARS $2,928

                                                                             7

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MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Fund's Adviser, AH Lisanti Capital Growth, LLC, (the "Adviser") a registered investment adviser, serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is located at 608 Fifth Ave, Suite 301, New York, New York 10020.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 1.00% of the average daily net assets of the Fund. For the Fund's fiscal year ended
December 31, 2006, the Adviser received an advisory fee of 0.01% of the average daily net assets of the fund.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser is included in the Fund's annual report for the period ending December 31, 2005.

As of December 31, 2006 the Adviser had approximately $74 million in assets under management.

PORTFOLIO MANAGER

MARY LISANTI Ms. Lisanti has over 25 years of financial markets experience with a particular expertise in managing growth-oriented investment strategies in small and mid capitalization equities. Her accomplishments include being named "Fund Manager of the Year" by BARRON'S in 1996. She also was a top-ranked Institutional Investor analyst, and in 1989 she was ranked #1 for her work in small company research.

Since June 30, 2005, Ms. Lisanti has been the majority owner of AH Lisanti Capital Growth, LLC. Prior to June 30, 2005, Ms. Mary Lisanti, maintained an equity interest since the Adviser was formed in the first quarter of 2004.
Ms. Lisanti has served as the Fund's portfolio manager since its commencement.

From 1998 to 2004, Ms. Lisanti was Chief Investment Officer of ING Investments, LLC, responsible for overseeing the firm's equity mutual funds as well as serving as Portfolio Manager for the ING Small Cap Opportunities series and separately managed institutional accounts and as Lead Portfolio Manager for the ING MidCap Opportunities and Growth Opportunities Funds and Large Cap Growth Fund. From 1996 to 1998, she was a Portfolio Manager of the Strong Small Cap Fund and separately managed institutional accounts and Senior Portfolio Manager of the Strong Mid Cap Fund.

From 1993 to 1996 she worked at Bankers Trust Corp., where her most recent position was as Managing Director and Head of Small and Mid Capitalization Equity Strategies. During her tenure there, she managed the BT Small Cap and Capital Appreciation Funds as

8

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well as separately managed accounts. Earlier in her career, she was Vice
President of Investments with the Evergreen Funds. She began her financial industry career as a securities analyst specializing in emerging growth stocks. Ms. Lisanti, who is a Chartered Financial Analyst, received a BA with honors from Princeton University.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Fund's Distributor in connection with the offering of the Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Trust has adopted a shareholder servicing plan for the Fund under which the Fund pays the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions including the Adviser that provide shareholder servicing to their customers invested in the Fund.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. Expenses of the Fund include the Fund's own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may be recouped at a later date.

                                                                             9

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                                    [GRAPHIC]




YOUR ACCOUNT

 HOW TO CONTACT THE FUND
 WRITE TO US AT:
  Adams Harkness Small Cap Growth Fund
  P.O. Box 446
  Portland, Maine 04112
 OVERNIGHT ADDRESS:
  Adams Harkness Small Cap Growth Fund
  3 Canal Plaza, Ground Floor
  Portland, Maine 04101
 TELEPHONE US AT:
  (800) 441-7031 (toll free)
 E-MAIL US AT:
  ahsmallcap@citigroup.com
 VISIT OUR WEB SITE AT:
  www.ahlisanti.com
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account #30576692
  Adams Harkness Small Cap Growth Fund
  (Your Name) (Your Account Number)
GENERAL INFORMATION

You may purchase or sell (redeem) shares of the Fund on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of the Fund at the NAV of a share of the Fund next calculated plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form (as described in this Prospectus on pages 12 through 21). For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the Fund plus any applicable sales charge (or minus any applicable sales charge or redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

10

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                                    [GRAPHIC]






The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept orders when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and ask price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a Fund's security is principally traded closes early;
(ii) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV; or
(iii) events occur after the close of the securities market on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund invests in the securities of small- and medium-sized companies. The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

                                                                             11

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                                    [GRAPHIC]






TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's Statement of Additional Information ("SAI") and on the Fund's website.

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the

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                                    [GRAPHIC]





   check must be made payable to "Adams Harkness Small Cap Growth Fund" or to one or more owners of the account and endorsed to "Adams Harkness Small Cap Growth Fund." For all other accounts, the check must be made payable on its face to "Adams Harkness Small Cap Growth Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                           MINIMUM    MINIMUM
                                           INITIAL   ADDITIONAL
                                          INVESTMENT INVESTMENT
                 Standard Accounts          $2,000      $250
                 Traditional and Roth IRA
                 Accounts                   $2,000      $250
                 Accounts with Systematic
                 Investment Plans           $1,000      $100

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund Officers.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if

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your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 30 days or purchase. See "Selling Shares--Redemption Fee" and "Exchange Privileges".

The investment in securities of small- and medium-sized companies may make the Fund shares more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

                                    [GRAPHIC]






ACCOUNT REQUIREMENTS

                TYPE OF ACCOUNT                                   REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND             .Instructions must be signed by all persons
JOINT ACCOUNTS                                   required to sign exactly as their names
Individual and sole proprietorship accounts are  appear on the account.
owned by one person, Joint accounts have two    .Provide a power of attorney or similar
or more owners (tenants)                         document for each person that is authorized
                                                 to open or transact business for the account
                                                 if not a named account owner.
GIFTS OR TRANSFERS TO A MINOR                   .Depending on state laws, you can set up a
(UGMA, UTMA)                                     custodial account under the UGMA or the
These custodial accounts provide a way to give   UTMA.
money to a child and obtain tax benefits        .The custodian must sign instructions in a
                                                 manner indicating custodial capacity.
BUSINESS ENTITIES                               .Provide certified articles of incorporation, a
                                                 government-issued business license or
                                                 certificate, partnership agreement or similar
                                                 document evidencing the identity and
                                                 existence of the business entity.
                                                .Submit a secretary's (or similar) certificate
                                                 listing the person(s) authorized to open or
                                                 transact business for the account.
TRUSTS (INCLUDING CORPORATE PENSION             .The trust must be established before an
PLANS)                                           account can be opened
                                                .Provide the first and signature pages from
                                                 the trust document, identifying the trustees
                                                .Provide a power of attorney or similar
                                                 document for each person that is authorized
                                                 to open or transact business in the account
                                                 if not a trustee of the trust.

                                    [GRAPHIC]






INVESTMENT PROCEDURES

             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
THROUGH A FINANCIAL ADVISER                        THROUGH A FINANCIAL ADVISER
Contact your adviser using the method that is      Contact your adviser using the method that is
most convenient for you.                           most convenient for you.
BY CHECK                                           BY CHECK
..Call or write us for an account application       .Fill out an investment slip from a confirmation
..Complete the application (and other required       or write us a letter
 documents, if applicable)                         .Write your account number on your check
..Mail us your application (and other required      .Mail us the slip (or your letter) and the check
 documents, if applicable) and a check
BY WIRE                                            BY WIRE
..Call or write us for an account application       .Call to notify us of your incoming wire
..Complete the application (and other required      .Instruct your financial institution to wire your
 documents, if applicable)                          money to us
..Call us to fax the completed application (and
 other required documents, if applicable) and
 we will assign you an account number
..Mail us your original application (and other
 required documents, if applicable)
..Instruct your financial institution to wire your
 money to us
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..Call or write us for an account application       .Complete the systematic investment section
..Complete the application (and other required       of the application
 documents, if applicable)                         .Attach a voided check to your application
..Call us to fax the completed application (and     .Mail us the completed application and voided
 other required documents, if applicable) and       check
 we will assign you an account number              .We will electronically debit your purchase
..Mail us your original application (and other       proceeds from the financial institution
 required documents, if applicable)                 account identified on your account
..We will electronically debit your purchase         application
 proceeds from the financial institution
 account identified on your account
 application

                                    [GRAPHIC]




              HOW TO OPEN AN ACCOUNT                        HOW TO ADD TO YOUR ACCOUNT
BY INTERNET WWW.AHLISANTI.COM                       BY INTERNET WWW.AHLISANTI.COM
..Log on to our Web site                             .Log on to our Web site
..Select Open an Account Online                      .Select Access Your Account
..Complete the application online                    .Provide the following information:
..Accept the terms of the online application         . Your user ID
..Account opening amount limited to $25,000 if       . Your password
 funded by ACH                                      .Select Transaction/Purchase menu option
..Mail us your check, instruct your financial        .Follow the instructions provided
 institution to wire your money to us, or we will   .We will electronically debit your purchase
 electronically debit your purchase proceeds         proceeds from the financial institution
 from the financial institution account identified   account identified on your account
 on your account application                         application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

INTERNET TRANSACTIONS You may open an account as well as purchase, sell, or exchange Fund shares online. Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

SELLING SHARES

Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of a redemption fee. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                                    [GRAPHIC]






                     HOW TO SELL SHARES FROM YOUR ACCOUNT
          THROUGH A FINANCIAL ADVISER
          Contact your adviser by the method that is most convenient for you
          BY MAIL
          .Prepare a written request including:
          . Your name(s) and signature(s)
          . Your account number
          . The Fund name
          . The dollar amount or number of shares you want to sell
          . How and where to send the redemption proceeds
          .Obtain a signature guarantee (if required) (See "Signature
           Guarantee Requirements" on page below)
          .Obtain other documentation (if required) (See "Wire
           Redemption Privileges" on page below)
          .Mail us your request and documentation
          BY WIRE OR ACH
          .Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
          .Call us with your request (unless you declined telephone redemption privileges on your account application) (see
           "By Telephone") OR
          .Mail us your request (see "By Mail")
          BY TELEPHONE
          .Call us with your request (unless you declined telephone
           redemption privileges on your account application)
          .Provide the following information:
          . Your account number
          . Exact name(s) in which the account is registered
          . Additional form of identification
          .Redemption proceeds will be:
          . Mailed to you OR
          . Electronically credited to your account at the financial institution identified on your account application.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
         BY INTERNET WWW.AHLISANTI.COM
         .Log on to our Web site (unless you declined Internet
          trading privileges on your account application)
         .Select Access Your Account
         .Provide the following information:
         . Your user ID
         . Your password
         .Select the Transaction/Redemption menu option
         .Follow the instructions provided
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application
         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE OR INTERNET REDEMPTION PRIVILEGES You may redeem your shares by telephone or the Internet unless you declined telephone or Internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes

                                    [GRAPHIC]





reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Internet transactions require a User ID and password.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The Transfer Agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund) :

  . Written requests to redeem $100,000 or more

  . Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone/Internet redemption or exchange options, or any other election in connection with your account

The Transfer Agent reserves the right to require signature guarantees on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

REDEMPTION FEE If you redeem your shares within 30 days of purchase, you will be charged a 1.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fees (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the

                                    [GRAPHIC]





holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account. The Fund reserves the right to modify the terms or terminate the fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

.. redemptions in a deceased shareholder account if such an account is registered in the deceased's name;

.. redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

.. redemption of shares purchased through a dividend reinvestment program;

.. redemption of shares pursuant to a systematic withdrawal plan; and

.. redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

The Fund reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the Institution or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Institution's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus. The Fund reserves the right to waive redemption fees, withdraw waivers, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address.

When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six

                                    [GRAPHIC]





months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.

EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the Transfer Agent regarding funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 30 days of purchase, you will be charged a 1.00% redemption fee (See "Selling Shares-Redemption Fee"). To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone or Internet, unless you declined telephone or Internet privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE
           THROUGH A FINANCIAL ADVISER
           Contact your adviser by the method that is most convenient for you
           BY MAIL
           .Prepare a written request including:
           . Your name(s) and signature(s)
           . Your account number
           . The names of each fund you are exchanging
           . The dollar amount or number of shares you want to sell
             (and exchange)
           .Open a new account and complete an account application if you are requesting different shareholder privileges
           .Obtain a signature guarantee, if required
           .Mail us your request and documentation
           BY WIRE OR ACH
           .Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire or
            ACH redemption privileges on your account application
           .Call us with your request (unless you declined telephone
            redemption privileges on your account application) (See
            "By Telephone") OR
           .Mail us your request (See "By Mail")

                                    [GRAPHIC]





                                HOW TO EXCHANGE
         BY TELEPHONE
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application)
         .Provide the following information:
         . Your account number
         . Exact name(s) in which account is registered
         . Additional form of identification
         .Redemption proceeds will be:
         . Mailed to you OR
         . Electronically credited to your account at the financial institution identified on your account application.
         BY INTERNET: WWW.AHLISANTI.COM
         .Log on to our Web site (unless you declined Internet
          trading privileges on your account application)
         .Select Access Your Account
         .Provide the following information:
         . Your user ID
         . Your password
         .Select the Transactions/Exchange menu option
         .Follow the instructions provided
         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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                                             PORTFOLIO MANAGER PAST PERFORMANCE

The performance data set forth on the next page relates to the historical performance of other mutual funds managed by the Portfolio Manager when employed at other investment advisers pursuant to the small-cap growth strategy, the style used to manage the Fund.

Prior to joining the Adviser, Ms. Lisanti, the Portfolio Manager, served as Senior Portfolio Manager of the ING Small Cap Opportunities Fund (the "ING Fund") from July 1998 to March 2003. From 1996 to 1998, Ms. Lisanti was Portfolio Manager at Strong Capital Management and managed the Strong Small Cap Fund (the "Strong Fund"). From 1993 to 1996, Ms. Lisanti was a managing Director and Head of Small- and Mid-Capitalization Equity Securities at Bankers Trust Corporation. While at Bankers Trust, Ms. Lisanti served as portfolio manager of the BT Investment Small Cap Portfolio, the mutual fund in which the BT Investment Small Cap Fund (the "BT Fund") invested substantially all of its assets. The BT Fund did not employ an investment adviser since the Fund invested substantially all of its assets in the BT Investment Small Cap Portfolio. As portfolio manager of these funds, Ms. Lisanti was primarily responsible for the day-to-day management of each fund and no other person played a significant part in that management. During the time that Ms. Lisanti managed each of these funds, it had an investment objective, policies, and strategies that were substantially similar to the Fund.

While the Adviser is primarily responsible for the Fund's performance, the information presented does not represent the past performance of the Fund. You should not consider these performance data as an indication of future performance of the Fund.

The charts on the next page show the average annual total return of the ING Fund for the period from July 1, 1998 to March 31, 2003, the Strong Fund for the period from August 31, 1996 to May 31, 1998, and the BT Fund from
October 21, 1993 to July 31, 1996, as compared to certain market indices. As described above, the return figures reflect performance based on net operating expenses (i.e., returns are reduced by all fees and transaction costs incurred). Data are unaudited and are not intended to predict or suggest the returns that might be experienced by the Fund or an individual investor investing in the Fund. You should be aware that the use of a methodology different from that used to calculate the performance below could result in different performance data.

                                    [GRAPHIC]





ING FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD FROM
JULY 1, 1998 TO MARCH 31, 2003
                                    ING SMALL CAP    RUSSELL 2000(R)   RUSSELL 2000
PERIOD                            OPPORTUNITIES FUND   INDEX/(1)/    GROWTH INDEX/(2)/
July 1, 1998 to March 31, 2003          -2.69%           -1.66%           -7.15%

STRONG FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD FROM
AUGUST 31, 1996 TO MAY 31, 1998
                                     STRONG SMALL     RUSSELL 2000     RUSSELL 2000
PERIOD                                 CAP FUND        INDEX/(1)/    GROWTH INDEX/(2)/
August 31, 1996 to May 31, 1998          1.31%           21.25%           13.25%

BT FUND
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD FROM
OCTOBER 21, 1993 TO JULY 31, 1996
                                    BT INVESTMENT     RUSSELL 2000     RUSSELL 2000
PERIOD                              SMALL CAP FUND     INDEX/(1)/    GROWTH INDEX/(2)/
October 21, 1993 to July 31, 1996       28.39%            9.64%            9.11%

/(1)/The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

/(2)/The Russell 2000 Growth Index measures the performance of those Russell
     2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                                    [GRAPHIC]




                                                              OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010 A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

All Distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup

                                    [GRAPHIC]





withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]




                                                           FINANCIAL HIGHLIGHTS

The financial highlight table is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                            FEBRUARY 27,
                                            YEAR ENDED      YEAR ENDED     2004/(A)/ THROUGH
                                           DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                               2006            2005             2004
NET ASSET VALUE, BEGINNING OF PERIOD         $ 12.03          $10.65           $10.00
OPERATIONS
  Net investment income (loss)                 (0.18)/(b)/     (0.16)/(b)/      (0.07)
  Net realized and unrealized gain/(loss)
   on investments                               0.51/(c)/       1.67             0.72
                                             -------          ------           ------
Total from Investment Operations                0.33            1.51             0.65
                                             -------          ------           ------
Redemption Fees/(b)/                              --/(d)/         --/(d)/          --/(d)/
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investments                --           (0.13)              --
                                             -------          ------           ------
NET ASSET VALUE, END OF PERIOD               $ 12.36          $12.03           $10.65
                                             =======          ======           ======
TOTAL RETURN/(D)/                               2.74%          14.18%            6.50%/(e)/
RATIO/SUPPLEMENTARY DATA:
Net Assets at End of Period
(000's omitted)                              $27,212          $9,381           $3,668
Ratios to Average Net Assets:
  Net expenses                                  1.65%           1.65%            1.63%/(f)/
  Gross expenses/(g)/                           2.65%           5.17%           13.58%/(f)/
  Net investment income (loss)                 (1.41)%         (1.44)%          (1.51)%/(f)/
PORTFOLIO TURNOVER RATE                          497%            307%             500%/(e)/

/(a)/Commencement of operations.

/(b)/Calculated based on average shares outstanding during the period.

/(c)/Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.

/(d)/Less than $0.01 per share.

/(e)/Not annualized.

/(f)/Annualized.

/(g)/Reflects the expense ratio excluding any waivers.

                                    [GRAPHIC]



ADAMS HARKNESS SMALL CAP GROWTH FUND

FOR MORE INFORMATION

The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference, and is legally a part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Adams Harkness Small Cap Growth Fund
P.O. Box 446
Portland, Maine 04112
(800) 441-7031
http://www.ahlisanti.com/

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1/st/ Floor
Portland, Maine 04101
http://www.foresides.com/

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI are available from the SEC's Web site at http://www.sec.gov/

Investment Company Act File No. 811-3023

                                   [GRAPHIC]

THE FUND SEEKS CAPITAL APPRECIATION





                                                         P R O S P E C T U S




Jordan Opportunity Fund

[LOGO] A WINDOWPANE FUND


MAY 1, 2007
The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                              TABLE OF CONTENTS

                    RISK/RETURN SUMMARY                   2

                      Investment Objective                2
                      Principal Investment Strategies     2
                      Principal Investment Risks          4
                      Who May Want to Invest in the Fund  7

                    PERFORMANCE INFORMATION               8

                    FEE TABLE                            10

                    MANAGEMENT                           12

                      The Adviser                        12
                      The Sub-Adviser                    12
                      Other Service Providers            13
                      Fund Expenses                      13

                    YOUR ACCOUNT                         14

                      How to Contact the Fund            14
                      General Information                14
                      Buying Shares                      16
                      Selling Shares                     22
                      Exchange Privileges                25
                      Retirement Accounts                26

                    OTHER INFORMATION                    27

                    FINANCIAL HIGHLIGHTS                 29

RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

EQUITY SECURITY means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.
COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.
DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity. PREFERRED STOCK means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.


INVESTMENT OBJECTIVE

Jordan Opportunity Fund (the "Fund") seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in companies that the Fund's sub-adviser, Hellman, Jordan Management Co., Inc. ("HJMC" or the "Sub-Adviser") believes are experiencing or will experience earnings growth. The Fund is non-diversified and invests primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. The Fund is "opportunistic" and may concentrate its investments in securities and industries that the Sub-Adviser believes are poised to experience earnings growth. The Fund may invest up to 25% of its total assets in the securities of foreign issuers. The Fund's holdings of fixed-income securities and cash will vary, but the Fund will not invest more than 35% of its total assets in debt securities, including direct and indirect obligations of the U.S. Government. The Fund may also invest up to 25% of its assets in U.S. debt securities that are not investment grade securities. The Fund also may invest in money market instruments and may purchase put and call options on U.S. traded stocks, currencies or security indices, sell options purchased and write "covered" call options.

THE INVESTMENT PROCESS - PURCHASING PORTFOLIO SECURITIES

The Fund's adviser, Windowpane Advisors, L.L.C. (the "Adviser"), and Sub-Adviser believe investing in companies that are likely to grow more rapidly than the general economy can be an effective method of investing. HJMC's strategy begins by identifying the industry groups or sectors that it believes will respond to emerging economic trends. They seek to identify companies within those sectors that exhibit

CONVERTIBLE SECURITY means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities.
MARKET CAPITALIZATION means the value of a company's common stock in the stock market.
U.S. GOVERNMENT SECURITIES means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

strong earnings growth with compelling relative value and strong technical patterns.

THE INVESTMENT PROCESS - SELLING PORTFOLIO SECURITIES

The Sub-Adviser, subject to the Adviser's oversight, monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies.

The Sub-Adviser may sell a stock if:

.. It subsequently fails to meet the Sub-Adviser's initial investment criteria;

.. A more attractively priced company is found or if funds are needed for other purposes;

.. It becomes overvalued relative to the long-term expectation for the stock price; or

.. Views change of the individual holdings as well as the general market.

Defensive strategies will be implemented if the Sub-Adviser believes the investment environment to be unrewarding. A decision to become defensive will consider many factors including, but not limited to:

.. Valuation;

.. Recent returns;

.. Inflation of expectations;

.. Changes in interest rates; and

.. Market breadth.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short-term fixed income securities. The Fund may also invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. During such times, the Fund may not be pursuing its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks, bonds and other securities. In general, stock values are affected by activities specific to a company, as well as general market, economic and political conditions. A Fund's net asset value ("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

.. The stock market goes down;

.. The stock market does not recognize the value of the stocks in the Fund's portfolio;

.. The Adviser's or the Sub-Adviser's strategy may fail to produce the intended results; and

.. The Adviser's judgment as to the growth potential or value of a stock proves to be wrong.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

SMALL AND MEDIUM COMPANY RISK. The Fund may invest in companies without regard to market capitalization, including small- and medium-sized companies. Because investing in small and medium companies may have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

.. The earnings and prospects of smaller companies are more volatile than those of larger companies;

.. Smaller companies may experience higher failure rates than larger companies;

.. Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available;

.. The trading volume of securities of smaller companies is normally lower and such securities may be less liquid than those of larger companies, which may disproportionately affect their stock prices, and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and

.. Smaller companies may have limited markets, product lines, or financial resources and may lack management experience, making these companies more susceptible to economic and market setbacks.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

CONCENTRATION RISK. The Fund may invest greater than 25% of its assets in the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. Concentration of a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

CREDIT RISK FOR NON-INVESTMENT GRADE SECURITIES. Non-investment grade debt securities (commonly known as "junk bonds") have significant speculative characteristics and generally involve greater volatility of price than investment grade securities.

DEBT SECURITIES RISK. The Fund may invest a portion of its assets in debt securities, which are subject to interest rate and credit risk. The values of most debt securities fall when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates. The financial condition of an issuer of a security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

DERIVATIVE RISK. The Fund may make substantial use of derivatives and employ specialized trading techniques such as options trading to increase its exposure to certain selected securities. The Fund may employ these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

PORTFOLIO TURNOVER RISK. The Fund may have a high turnover rate, given the inherent volatility of concentrated positions, and the historical volatility of growth stocks. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover is expected to exceed 200%.

RISKS OF FOREIGN SECURITIES. Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

.. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

.. Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

.. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

.. Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

.. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

.. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

.. Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

.. Are pursuing a long-term goal with a growth investment strategy;

.. Are willing to accept price fluctuations in your investment; and

.. Are willing to tolerate risks associated with common stock investments.

The Fund may NOT be appropriate for you if you:

.. Want an investment that pursues market trends or focuses only on particular sectors or industries;

.. Need regular income or stability of principal; or

.. Are pursuing a short-term goal or investing emergency reserves.

PERFORMANCE

The following chart and table illustrate the variability of the Fund's returns as of December 31, 2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance.

In January 2005, a limited partnership managed by the Sub-Adviser reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods prior to January 2005 is that of the limited partnership. The limited partnership's expenses during the periods presented were higher than the Fund's proposed expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

                                    [CHART]


 1997    1998    1999    2000    2001      2002    2003    2004   2005   2006
 ----    ----    ----    ----    ----      ----    ----    ----   ----   ----
11.70%  14.02%  43.76%  23.32%  -19.67%  -25.10%  42.91%  13.20%  9.19%  9.49%

During the periods shown in the chart, the highest quarterly return was 26.28% (for the quarter ended June 30, 2003) and the lowest quarterly return was -25.52% (for the quarter ended September 30, 2001).

The following table compares the Fund's average annual total return as of December 31, 2006 to the Standard & Poor's Composite 500(R) Index (the "S&P 500 Index").

      YEAR(S)                                      1 YEAR 5 YEARS 10 YEARS
      Return Before Taxes                           9.49%  7.69%   10.14%
      Return After Taxes on Distributions           6.23%  6.65%    9.61%
      Return After Taxes on Distributions and Sale
        of Fund Shares                              6.89%  6.23%    8.83%
      S&P 500(R) Index/(1)/                        15.79%  6.19%    8.42%

/(1)/The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEE TABLE

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
            Maximum Sales Charge (Load) Imposed on
            Purchases (as a percentage of the offering price)      None
            Maximum Sales Charge (Load) Imposed on
            Reinvested Distributions                               None

         Maximum Deferred Sales Charge (Load)                      None
         Redemption Fee (as a percentage of amount redeemed)/(1)/ 2.00%
         Exchange Fee/(1)/                                        2.00%

              ANNUAL FUND OPERATING EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                             Management Fees                1.00%

                   Distribution and Service (12b-1) Fees None

             Other Expenses                                   1.09%
             TOTAL ANNUAL FUND OPERATING EXPENSES/ (2)/ /(3)/ 2.09%

/(1)/Shares redeemed or exchanged within 60 days of purchase will be charged a
    2.00% fee.
/(2)/Based on amounts incurred for the Fund's fiscal year ended December 31,
    2006.
/(3)/Effective January 1, 2007, the Fund's adviser has agreed to voluntarily waive its fees to 0.50% of the average daily net assets of the Fund. Based on Total Annual Fund Operating Expenses of 2.09%, this would mean that net expenses would be 1.59%. Voluntary fee waivers and expense and reimbursements may be reduced or eliminated at any time.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's total annual fund operating expenses and net expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $212   $655   $1,124   $2,421

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER

The Fund's Adviser is Windowpane Advisors, L.L.C., a registered investment adviser formed on August 10, 2004. The Adviser is an affiliate of Stolper & Co., Inc. ("SCI"). The Adviser's principals, through SCI, are engaged in the business of analysis of investment managers on behalf of its clients, which include corporate retirement plans, foundations, educational institutions, charitable organizations and individuals. SCI also recommends investment management firms to all categories of clients desirous of employing a registered investment adviser for discretionary portfolio management. The Adviser receives an advisory fee of 1% of the average daily net assets of the Fund.

As of December 31, 2006 the Adviser had approximately $22 million in assets under management.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund is included in the Fund's annual report for the period ended December 31, 2006.

THE SUB-ADVISER

Subject to the general control of the Fund's Board and the overall supervision and control of the Adviser, Hellman, Jordan Management Company (HJMC), the Sub-Adviser, makes decisions regarding the investment and reinvestment of Fund assets. The Sub-Adviser, founded in 1978, specializes in asset management for corporate pension plans, endowments, state and local retirement funds, foundations, unions and wealthy individuals. The Sub-Adviser's primary business address is 75 State Street, Suite 2420, Boston, Massachusetts 02109. For advisory services provided to the Fund, the Sub-Adviser receives an advisory fee from the Adviser at an annual rate of 0.50% of the Fund's average daily net assets up to $100 million, plus 0.60% of assets between $100 million and $250 million plus 0.75% of assets over $250 million. As of December 31, 2006, the Sub-Adviser has approximately $425 million in assets under management.

The Portfolio Manager of the Fund is Gerald Reid Jordan, President and Senior Portfolio Manager of HJMC. After graduating from Harvard College, Mr. Jordan spent three years as a Position Trader for Salomon Brothers in New York City before attending The Harvard Business School. Upon graduation, he founded and managed Lighthouse Management, L.P., a small investment firm. He joined HJMC in 1996 and for the past seven years has served as Senior Portfolio Manager for separately managed accounts.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, ( "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Fund's Distributor in connection with the offering of Fund Shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Trust has adopted a shareholder servicing plan under which the Trust pays Citigroup a fee at an annual rate of 0.25% of the Fund's average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. Citigroup may pay this fee to various financial institutions, including the Advisers that provide shareholder servicing to their customers invested in the Fund.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. Expenses of the Fund include the Fund's own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT

HOW TO CONTACT THE FUND

WRITE TO US AT:
Jordan Opportunity Fund
P.O. Box 446
Portland, Maine 04112
OVERNIGHT ADDRESS:
Jordan Opportunity Fund
3 Canal Plaza,
Ground Floor
Portland, Maine 04101
TELEPHONE US AT:
(800) 441-7013 (toll free)
VISIT OUR WEB SITE AT:
www.jordanopportunityfund.com
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
Citibank, N.A.
New York, New York
ABA #021000089
FOR CREDIT TO:
Citigroup Fund Services, LLC
Account #30576692
Jordan Opportunity Fund
(Your Name)
(Your Account Number)


GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), minus any applicable redemption fee, next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 16 through 25). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED

The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept orders when the New York Stock

Exchange is closed if deemed appropriate by the Trust's officers. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost. Exchange-traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and ask price. Non-exchange-traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV. If the Fund invests in securities that trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things: (i) the exchange on which a Fund portfolio security is principally traded closes early;
(ii) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which a Fund calculates its NAV; or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund invests in the securities of small- and medium-sized companies. The Fund's investment in securities of small- and medium-sized companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities at larger companies. Similarly, the Fund's investments in foreign securities is more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair value pricing is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair Valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Funds policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through third-party financial institutions, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Jordan Opportunity Fund" or to one or more owners of the account and endorsed to "Jordan Opportunity Fund." For all other accounts, the check must be made payable on its face to "Jordan Opportunity Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                                   MINIMUM    MINIMUM
                                                   INITIAL   ADDITIONAL
                                                  INVESTMENT INVESTMENT
        Standard Accounts                          $10,000      $500
        Traditional and Roth IRA Accounts          $ 2,000      $500
        Accounts with Systematic Investment Plans  $ 5,000      $250

The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

ACCOUNT REQUIREMENTS

              TYPE OF ACCOUNT                                REQUIREMENT
-----------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT    .Instructions must be signed by all persons
ACCOUNTS                                      required to sign exactly as their names
Individual accounts are owned by one          appear on the account.
person, as are sole proprietorship accounts.
Joint accounts have two or more owners
(tenants).
GIFTS OR TRANSFERS TO A MINOR                .Depending on state laws, you can set up a
(UGMA, UTMA)                                  custodial account under the UGMA or the
These custodial accounts provide a way to     UTMA.
give money to a child and obtain tax         .The custodian must sign instructions in a
benefits.                                     manner indicating custodial capacity.

BUSINESS ENTITIES                          .Provide certified articles of incorporation,
                                            a government-issued business license or
                                            certificate, partnership agreement or
                                            similar document evidencing the identity
                                            and existence of the business entity.
                                           .Submit a secretary's (or similar)
                                            certificate listing the person(s) authorized
                                            to open or transact business for the
                                            account.
TRUSTS (INCLUDING CORPORATE PENSION PLANS) .The trust must be established before an account can be opened.
                                           .Provide the first and signature pages from
                                            the trust document identifying the
                                            trustees.
                                           .Provide a power of attorney or similar
                                            document for each person that is
                                            authorized to open or transact business in
                                            the account if not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Fund may reject your application under the Trust's Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next net asset value calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any redemption fees assessed. and will not be able to recoup an redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of the Fund's shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 60 days of purchase. See "Selling Shares - Redemption Fee" and "Exchange Privileges".

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect a Fund or its operations.

INVESTMENT PROCEDURES

           HOW TO OPEN AN ACCOUNT                     HOW TO ADD TO YOUR ACCOUNT
-----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER                   THROUGH A FINANCIAL ADVISER
..Contact your adviser using the method        .Contact your adviser using the method
 that is most convenient for you.              that is most convenient for you.
BY CHECK                                      BY CHECK
..Call or write us for an account application  .Fill out an investment slip from a
..Complete the application (and other           confirmation or write us a letter
 required documents)                          .Write your account number on your
..Mail us your original application (and        check
 other required documents) and a check        .Mail us the slip (or your letter) and the
                                               check

BY WIRE                                       BY WIRE
..Call or write us for an account application  .Call to notify us of your incoming wire
..Complete the application (and other          .Instruct your U.S. financial institution to
 required documents)                           wire your money to us
..Call us to fax the completed application
 (and other required documents) and we
 will assign you an account number
..Mail us your original application (and
 other required documents)
..Instruct your financial institution to wire
 your money to us
BY ACH PAYMENT                                BY SYSTEMATIC INVESTMENT
..Call or write us for an account application  .Complete the systematic investment
..Complete the application (and other           section of the application
 required documents)                          .Attach a voided check to your application
..Call us to fax the completed application     .Mail us your original application and
 (and other required documents) and we         voided check
 will assign you an account number            .We will electronically debit your
..Mail us your original application (and        purchase proceeds from the financial
 other required documents)                     institution account identified on your
..We will electronically debit your             account application
 purchase proceeds from the financial
 institution account identified on your
 account application

           HOW TO OPEN AN ACCOUNT                    HOW TO ADD TO YOUR ACCOUNT
---------------------------------------------------------------------------------------
BY INTERNET                                   BY INTERNET
WWW.JORDANOPPORTUNITYFUND.COM                 WWW.JORDANOPPORTUNITYFUND.COM
..Log on to our website                        .Log on to our website
..Select Online Application                    .Select Your Account
..Complete the application online              .Provide the following information:
..Accept the terms of the online application   .Your user ID
..Account opening amount limited to            .Your password
 $25,000 if funded by ACH                     .Select Transaction/Purchase menu option
..Mail us your check, instruct your            .Follow the instructions provided
 financial institution to wire your money to  .We will electronically debit your
 us, or we will electronically debit your      purchase proceeds from the financial
 purchase proceeds from the financial          institution account identified on your
 institution account identified on your        account application
 account application

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of redemption fees. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                         HOW TO SELL SHARES FROM YOUR ACCOUNT
---------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER
..Contact your adviser by the method that is most convenient for you
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The Fund name
..  The dollar amount or number of shares you want to sell
..  How and where to send the redemption proceeds
..Obtain a signature guarantee (if required) (See "Signature Guarantee Requirements" on page below)
..Obtain other documentation (if required) (See "Wire Redemption Privileges" on page below)
..Mail us your request and documentation

BY WIRE OR ACH
..Wire or ACH redemptions are only available if your redemption is for $5,000 or more and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (see "By Telephone") OR
..Mail us your request (see "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Redemption proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.

                        HOW TO SELL SHARES FROM YOUR ACCOUNT
--------------------------------------------------------------------------------------
SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your original application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

.. Written requests to redeem $100,000 or more

.. Changes to a shareholder's record name

.. Redemptions from an account for which the address or account registration has changed within the last 30 days

.. Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

.. Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

REDEMPTION FEE If you redeem your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fees (after first redeeming any shares associated with reinvested distributions), the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account. The Fund reserves the right to modify the terms or terminate the fee at any time.

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.

EXCHANGE PRIVILEGES

You may exchange your shares of the Fund for shares of certain other funds by mail or telephone unless you declined telephone redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. To calculate the redemption fees, the Fund will use the first in, first out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


                                    HOW TO EXCHANGE
----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER
..Contact your adviser by the method that is most convenient for you
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of each fund you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..Open a new account and complete an account application if you are requesting different shareholder privileges
..Obtain a signature guarantee, if required
..Mail us your request and documentation

BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                              OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. Shareholders at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder.

All distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                           FINANCIAL HIGHLIGHTS

The financial highlight table is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                JANUARY 21,
                                                                 2005/(A)/
                                                 YEAR ENDED       THROUGH
                                                DECEMBER 31,    DECEMBER 31,
                                                    2006            2005
 ------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD             $ 10.62        $ 10.00
                                                ------------   ------------
 INVESTMENT OPERATIONS
   Net investment income (loss)/(b)/                (0.07)         (0.11)
   Net realized and unrealized gain (loss) on
    investments                                      1.10           1.76
                                                ------------   ------------
 Total from Investment Operations                    1.03           1.65
                                                ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gains                               (1.22)         (1.03)
                                                ------------   ------------
   Redemption fees/(b)/                                --/(c)/        --
                                                ------------   ------------
 NET ASSET VALUE, END OF PERIOD                   $ 10.43        $ 10.62
                                                ============   ============
 TOTAL RETURN                                        9.49%         16.53%/(d)/
 RATIO/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)    $22,723        $22,117
   Ratios to Average Net Assets:
   Net expenses                                      2.05%          1.94%/(e)/
   Gross expenses/(f)/                               2.09%          2.15%/(e)/
   Net investment income (loss)                     (0.66)%        (1.09)%/(e)/
 PORTFOLIO TURNOVER RATE/(D)/                         304%           384%/(d)/

/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                      [GRAPHIC]






                                         F O R  M O R E  I N F O R M A T I O N




Jordan Opportunity Fund

[LOGO] A WINDOWPANE FUND


THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:
ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")
The SAI provides more detailed information about the Fund and is incorporated by reference into, and thus is legally part of, this Prospectus.

CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

JORDAN OPPORTUNITY FUND
P.O. BOX 446
PORTLAND, MAINE 04112
(800) 441-7013
WWW.JORDANOPPORTUNITYFUND.COM

SECURITIES AND EXCHANGE COMMISSION INFORMATION
You can also review the Fund's annual/semi-annual reports (when available), SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

PUBLIC REFERENCE ROOM
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-0102
E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Free copies of the annual/semi-annual reports (when available) and the SAI are available from the SEC's web site at www.sec.gov

DISTRIBUTOR
FORESIDE FUND SERVICES, LLC
HTTP://WWW.FORESIDES.COM/

Investment Company Act File No. 811-3023

                                    [GRAPHIC]

                            Polaris Global Value Fund

                                  PROSPECTUS

                                  May 1, 2007

THE FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCK OF COMPANIES WORLDWIDE.

THE FUND DOES NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO]
                             WWW.POLARISFUNDS.COM
                                (888) 263-5594

                                    [GRAPHIC]



                                                              TABLE OF CONTENTS


                  RISK/RETURN SUMMARY                       2
                      Investment Objective                  2
                      Principal Investment Strategies       2
                      Principal Investment Risks            3
                      Who May Want to Invest in the Fund    4

                  PERFORMANCE INFORMATION                   5

                  FEE TABLES                                6

                  ADDITIONAL PERFORMANCE INFORMATION        7

                  MANAGEMENT                                8

                  YOUR ACCOUNT                              9
                      How to Contact the Fund               9
                      General Information                   9
                      Buying Shares                        10
                      Selling Shares                       15
                      Exchange Privileges                  17
                      Retirement Accounts                  18

                  OTHER INFORMATION                        19

                  FINANCIAL HIGHLIGHTS                     20

                                    [GRAPHIC]



RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Polaris Global Value Fund (the "Fund") seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Using a value-oriented approach, the Fund invests primarily in the common stock (including ADRs) of companies of any size located worldwide, including emerging market countries. The Fund selects investments based on the fundamental research of a company's financial condition.

THE ADVISER'S PROCESS Polaris Capital Management, Inc. (the "Adviser"), the Fund's adviser, uses a three-step process to identify potential investments for the Fund. First, the Adviser uses a global valuation model to identify the most undervalued countries and industries based on corporate earnings, yield, inflation, interest rates, and other variables. Second, the Adviser uses traditional valuation measures including price/book ratios and price/sustainable free cash flow ratios to analyze its database of more than 24,000 global companies. The Adviser uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow. Finally, the Adviser uses fundamental research to select 50 to 100 companies in which the Fund invests.

The Fund will generally hold investments for three to five years. The Adviser monitors the companies in the Fund's portfolio as well as those companies on a "watch list." The "watch list" is comprised of approximately 250 companies in which the Fund may potentially invest in the future. If a company held by the Fund no longer meets the Adviser's valuation and fundamental criteria or it becomes less attractively valued than a company on the "watch list," it may be sold in favor of an investment in a company on the "watch list."

                            CONCEPTS TO UNDERSTAND
CASH FLOW means a company's cash revenue minus its cash expenses.
PRICE/BOOK RATIO means the price of a stock divided by company's book value per share.
PRICE/CASH FLOW RATIO means the price of a stock divided by cash flow per share. PRICE/SUSTAINABLE FREE CASH FLOW RATIO MEANS THE PRICE OF A STOCK DIVIDED BY
THE COMPANY'S SUSTAINABLE FREE CASH FLOW PER SHARE.

PRINCIPAL INVESTMENT POLICIES Under normal conditions, the Fund invests primarily in common stock (including ADRs) of companies worldwide. Although there is no limit on the amount of Fund assets that may be invested in companies located in any one country, the Fund typically invests in approximately 15 industries to achieve broad diversification.

The Fund may invest in companies located in emerging or developing markets. Emerging or developing markets are generally markets that are not included in the Morgan Stanley Capital International World Index ("MSCI World Index"). As of May 2005, the markets included in that index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Adviser attempts to provide the Fund with sound diversification and above average return. In addition, by using a pure value philosophy, the Adviser attempts to provide you with a portfolio that performs well even during negative movements in stock markets.

                            CONCEPTS TO UNDERSTAND
COMMON STOCK means an equity or ownership interest in a company.
VALUE INVESTING means to invest in stock of a company whose valuation measures are low relative to that of comparable companies.
AMERICAN DEPOSITARY RECEIPT ("ADR") means a receipt for the shares of a foreign-based company traded on a U.S. stock exchange.
FUNDAMENTAL RESEARCH means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's financial statements, asset history, earnings history, product or service development, and management productivity.

                                    [GRAPHIC]





TEMPORARY DEFENSIVE MEASURES In order to respond to adverse market, economic, or other conditions, the Fund may assume a temporary defensive position and invest without limit in cash and prime quality cash equivalents such as commercial paper and other money market instruments. As a result, the Fund may be unable to achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance.

PRINCIPAL INVESTMENT RISKS

GENERAL An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

.. The market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Fund
.. The earnings of the companies in which the Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline
.. To the extent that the Fund invests in small and mid-sized companies, the smaller a company's market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stocks, less publicly available information about the company and less liquidity in the market for the stock. The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company
.. The Adviser's judgment as to the growth potential or value of a stock may prove to be wrong
.. A decline in investor demand for the stocks held by the Fund also may adversely affect the value of the securities
.. To the extent that the Fund invests in value stocks, value stocks can react differently to market, political and economic developments than other types of stocks and the market as a whole.

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

.. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets
.. Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities
.. Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are determined or quoted in currencies other than the U.S. dollar
.. Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies
.. Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems
.. Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.
.. Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders
.. The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset

                                    [GRAPHIC]




value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

RISKS OF INVESTMENT IN EMERGING MARKETS Because investing in emerging markets can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

.. Information about the companies in these countries is not always readily available
.. Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets
.. Greater political and economic uncertainties exist in emerging markets than in developed foreign markets
.. The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries
.. Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets
.. Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund
.. Certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar
.. Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments
.. Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

.. Are willing to tolerate significant changes in the value of your investment .. Are pursuing a long-term goal
.. Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

.. Cannot tolerate the risks of global investments
.. Want an investment that pursues market trends or focuses only on particular sectors or industries
.. Need regular income or stability of principal
.. Are pursuing a short-term goal or investing emergency reserves

                                    [GRAPHIC]



                                                        PERFORMANCE INFORMATION

The following chart and tables illustrate the variability of the Fund's returns as of December 31, 2006. The chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership, which were approximately 23% lower than the Fund's current net expenses. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the limited partnership's performance for all periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.
                                    [CHART]


During the periods shown in the chart, the highest quarterly return was 24.42% (for the quarter ended June 30, 2003) and the lowest quarterly return was -20.04% (for the quarter ended September 30, 1998).

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sales of Fund shares, as of December 31, 2006 to the Morgan Stanley Capital International ("MSCI") World Index.

                                                                                      SINCE
                                                                                    INCEPTION
POLARIS GLOBAL VALUE FUND                                   1 YEAR 5 YEARS 10 YEARS (7/31/89)
Return Before Taxes                                         24.57% 21.05%   13.59%   12.65%
Return After Taxes on Distributions                         24.49% 20.93%   13.01%   12.33%
Return After Taxes on Distributions and Sale of Fund Shares 16.32% 18.72%   11.88%   11.51%
---------------------------------------------------------------------------------------------
MSCI World Index                                            20.07%  9.97%    7.64%    7.56%

MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. MSCI World Index is unmanaged and reflects the reinvestment of dividends net of withholding taxes. Unlike the past performance figures of the Fund, MSCI World Index's performance does not reflect the effect of Fund expenses.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                    [GRAPHIC]



FEE TABLES

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include advisory fees, are paid out of the Fund's assets and are factored into the share price of the Fund rather than charged directly to shareholder accounts.

              SHAREHOLDER FEES
               (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
              Maximum Sales Charge (Load) Imposed on
                Purchases (as a percentage of the offering
                price)                                        None
              Maximum Sales Charge (Load) Imposed on
                Reinvested Distributions                      None
              Maximum Deferred Sales Charge (Load)
                Imposed on Redemptions (as a percentage
                of the sale price)                            None
              Redemption Fee/(1)/ (as a percentage of amount
                redeemed)                                    1.00%
              Exchange Fee/(1)/ (as a percentage of amount
                redeemed)                                    1.00%

                ANNUAL FUND OPERATING EXPENSES/(2)
                 /(EXPENSES DEDUCTED FROM FUND ASSETS)
                Management Fees                           1.00%
                Distribution (12b-1) Fees                  None
                Other Expenses                            0.23%
                TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/ 1.23%

/(1)/If you redeem or exchange your shares within 180 days of purchase, you will be charged a 1.00% redemption fee. See "Selling Shares--Redemption Fee" and "Exchanges Privileges" for additional information.
/(2)/Based on amounts incurred during the Fund's fiscal year ended December 31,
     2006.
/(3)/Certain service providers voluntarily waived a portion of their fees and reimbursed certain Fund expenses for the Fund's fiscal year ended
    December 31, 2006. Fee waivers and reimbursements may be reduced or eliminated at any time. The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Operating Expenses remain as stated in the previous table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $125   $390    $676    $1,489

                                    [GRAPHIC]



                                                  ADDITIONAL
                                                        PERFORMANCE INFORMATION

The following chart illustrates the variability of the Fund's annual calendar returns from 1990 through 2006. The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year.

On June 1, 1998, a limited partnership managed by the Adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership, which were approximately 23% lower than the Fund's current net expenses. If the limited partnership's performance had been readjusted to reflect the first year expenses of the Fund, the limited partnership's performance for all periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.
                                    [CHART]


1990     1991    1992    1993    1994    1995    1996
----     ----    ----    ----    ----    ----    ----
-11.74%  17.18%  9.78%   25.70%  -2.78%  31.82%  23.34%




1997     1998    1999    2000    2001    2002     2003     2004    2005  2006
----     ----    ----    ----    ----    ----     ----     ----    ----  ----
34.55%  -8.85%   16.50% -5.82%   2.21%   3.82%   47.06%   23.63%  10.52% 24.57%


                                    [GRAPHIC]



MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

The Fund's Adviser is Polaris Capital Management, Inc., 125 Summer Street, Boston, Massachusetts 02110. The Adviser is a privately owned company controlled by Bernard R. Horn, Jr.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser will be included in the Fund's semi-annual report for the six months ended June 30, 2007.

As of March 31, 2007, the Adviser had more than $3.3 billion in assets under management.

PORTFOLIO MANAGER

BERNARD R. HORN, JR. President and Chief Portfolio Manager of the Adviser since 1995. Mr. Horn has been responsible for the day-to-day management of the Fund since its inception in 1998 and of the predecessor limited partnership.
Mr. Horn has over 25 years of experience in the investment industry and, prior to his establishment of the Adviser, Mr. Horn was a portfolio manager and investment officer at MDT Advisers, Inc. Prior to that, Mr. Horn was vice president and a portfolio manager at Freedom Capital Management Corp.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Fund may pay a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average net assets. These fees are paid to various financial institutions that provide shareholder services.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. The Fund's expenses consist of its own expenses as well as Trust expenses that are allocated among the Fund and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                    [GRAPHIC]



                                                                   YOUR ACCOUNT

                            HOW TO CONTACT THE FUND

WRITE TO US AT:
  Polaris Global Value Fund
  P.O. Box 446
  Portland, ME 04112

OVERNIGHT ADDRESS:
  Polaris Global Value Fund
  3 Canal Plaza, Ground Floor
  Portland, ME 04101

TELEPHONE US AT:
  (888) 263-5594 (toll free)

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, NY
  ABA #021000089

  FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 30576692
  Re: Polaris Global Value Fund
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), minus any applicable redemption fee, next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 9 through 16). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m. Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept orders when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting the Fund's liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by a Fund's pricing agent based on the broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values are unreliable. Market quotations may not

                                    [GRAPHIC]




be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closes early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event--thus alleviating arbitraging opportunities. The Fund's investment in foreign securities are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim. Fair valuation is based on subjective factors and as a result the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different from those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund, or any of its agents, may enter into arrangements with financial institutions under which such entity, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such entity will create an incentive for such financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, when they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information ("SAI").

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check, or traveler's check).

  CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Polaris Global Value Fund" or to one or more owners of the account and endorsed to "Polaris Global Value Fund." For all other accounts, the check must be made payable on its face to "Polaris

                                    [GRAPHIC]




  Global Value Fund." A $20 charge may be imposed on any returned checks.

  ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows financial institutions to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

  WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                           MINIMUM    MINIMUM
                                           INITIAL   ADDITIONAL
                                          INVESTMENT INVESTMENT
                 Standard Account           $2,500      $250
                 Traditional and Roth IRA
                   Accounts                 $2,000      $250
                 Accounts with Systematic
                   Investment Plans         $2,000      $100

The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

                                    [GRAPHIC]




ACCOUNT REQUIREMENTS

                   TYPE OF ACCOUNT                                            REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS      .Instructions must be signed by all persons required
  Individual accounts are owned by one person, as are    to sign exactly as their names appear on the account
  sole proprietorship accounts. Joint accounts have
  two or more owners (tenants)
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)              .Depending on state laws, you can set up a custodial
  These custodial accounts provide a way to give         account under the UGMA or the UTMA
  money to a child and obtain tax benefits              .The custodian must sign instructions in a manner
                                                         indicating custodial capacity
CORPORATIONS/OTHER                                      .Submit a certified copy of its articles of
                                                         incorporation (or a government-issued business
                                                         license or other document that reflects the existence
                                                         of the entity) and corporate resolution or secretary's
                                                         certificate
TRUSTS                                                  .The trust must be established before an account can
                                                         be opened
                                                        .Provide the first and signature pages from the trust
                                                         document identifying the trustees

                                    [GRAPHIC]




INVESTMENT PROCEDURES

                HOW TO OPEN AN ACCOUNT                                 HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                 BY CHECK
..Call or write us for an account application             .Fill out an investment slip from a confirmation or
..Complete the application (and other required             write us a letter
 documents)                                              .Write your account number on your check
..Mail us your application (and other required            .Mail us the slip (or your letter) and the check
 documents) and a check
BY WIRE                                                  BY WIRE
..Call or write us for an account application             .Call to notify us of your incoming wire
..Complete the application (and other required            .Instruct your financial institution to wire your money
 documents)                                               to us
..Call us to fax the completed application (and other
 required documents) and we will assign you an
 account number
..Mail us your original application (and other required
 documents)
..Instruct your financial institution to wire your money
 to us
BY ACH PAYMENT                                           BY SYSTEMATIC INVESTMENT
..Call or write us for an account application             .Complete the systematic investment section of the
..Complete the application (and other required             application
 documents)                                              .Attach a voided check to your application
..Call us to fax the completed application (and other     .Mail us the completed application and voided check
 required documents) and we will assign you an           .We will electronically debit your purchase proceeds
 account number                                           from the financial institution account identified in
..Mail us your original application (and other required    your account application
 documents)
..We will electronically debit your purchase proceeds
 from the financial institution account identified in
 your account application

                                    [GRAPHIC]





SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established according to our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. The Fund may reject your application under its Anti-Money Laundering Program. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup an redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, may interfere with the management of the Fund's portfolio and may result in increased administrative and brokerage costs and potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or reject, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 180 days from the date of purchase. See "Selling Shares--Redemption Fee" and "Exchange Privileges" for additional information.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

                                    [GRAPHIC]





The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares, or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                     HOW TO SELL SHARES FROM YOUR ACCOUNT
           BY MAIL
           .Prepare a written request including:
           .  Your name(s) and signature(s)
           .  Your account number
           .  The Fund name
           . The dollar amount or number of shares you want to sell
           .  How and where to send the redemption proceeds
           .Obtain a signature guarantee (if required)
           .Obtain other documentation (if required)
           .Mail us your request and documentation
           BY WIRE OR ACH
           .Wire or ACH redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawls) and you did not decline wire or ACH redemption privileges on your account application
           .Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
           .Mail us your request (See "By Mail")
           BY TELEPHONE
           .Call us with your request (unless you declined telephone redemption privileges on your account application)
           .Provide the following information:
           .  Your account number
           .  Exact name(s) in which the account is registered
           .  Additional form of identification
           .Redemption proceeds will be:
           .  Mailed to you OR
           . Electronically credited to your account at the financial institution identified on your account application.
           SYSTEMATICALLY
           .Complete the systematic withdrawal section of the
            application
           .Attach a voided check to your application
           .Mail us your completed application
           .Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                    [GRAPHIC]





WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for the following:

.. Written requests to redeem $100,000 or more
.. Changes to a shareholder's record name
.. Redemptions from an account for which the address or account registration has changed within the last 30 days
.. Sending redemption and distribution proceeds to any person, address, or financial institution account not on record
.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
.. Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

REDEMPTION FEE If you redeem your shares within 180 days of purchase, you will be charged a redemption fee of 1.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out ("FIFO") method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

There are limited exceptions to the imposition of a redemption fee. The following redemptions are exempt from application of the redemption fee:

.. redemptions in a deceased shareholder account if such an account is registered in the deceased's name
.. redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)
.. redemption of shares purchased through a dividend reinvestment program
.. redemption of shares pursuant to a systematic withdrawal plan

The Fund also reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund's transfer agent where the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

                                    [GRAPHIC]





To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.

EXCHANGE PRIVILEGES You may exchange your Fund shares for shares of other funds in the Trust by telephone or in writing. For a list of funds available for exchange, you may call the transfer agent. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange your shares within 180 days of purchase, you will be charged an exchange fee of 1.00% of the NAV of shares exchanged. However, the exchange fee will not apply to shares exchanged after 180 days from the date of purchase. To calculate exchange fees, the Fund will use the FIFO method to determine the holding period. Under this method, the date of the exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                               HOW TO EXCHANGE
             BY MAIL
             .Prepare a written request including:
             .  Your name(s) and signature(s)
             .  Your account number
             .  The names of each fund you are exchanging
             . The dollar amount or number of shares you want to sell (and exchange)
             .Open a new account and complete an account
              application if you are requesting different share-holder privileges
             .Obtain a signature guarantee if required
             .Mail us your request and documentation
             BY TELEPHONE
             .Call us with your request (unless you declined
              telephone redemption privileges on your account application)
             .Provide the following information:
             .  Your account number
             .  Exact name(s) in which the account is registered
             .  Additional form of identification

                                    [GRAPHIC]





RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                    [GRAPHIC]



                                                              OTHER INFORMATION


DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund's distributions of long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders at a maximum Federal income tax rate of 15% (5% for individuals, trusts and estates in lower tax brackets through 2008). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met by the Fund and the shareholder.

All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]



FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all distributions. The information for the fiscal year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                   2006            2005         2004/(A)/       2003/(A)/      2002/(A)/
NET ASSET VALUE,
 BEGINNING OF PERIOD                               $16.20          $14.80          $12.04          $8.30          $8.01
                                               ------------    ------------    ------------    ------------   ------------
INVESTMENT OPERATIONS:
 Net investment income (loss)                        0.17/(b)/       0.19/(b)/       0.05           0.04           0.05
 Net realized and unrealized gain (loss) on
  investments, options and foreign currency
  transactions                                       3.80            1.36            2.78           3.86           0.20
                                               ------------    ------------    ------------    ------------   ------------
Total from Investment Operations                     3.97            1.55            2.83           3.90           0.25
                                               ------------    ------------    ------------    ------------   ------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income                              (0.16)          (0.16)          (0.08)         (0.03)         (0.02)
 Net realized gain on investments, options and
  foreign currency transactions                     (0.04)             --              --/(c)/     (0.13)            --
                                               ------------    ------------    ------------    ------------   ------------
Total Distributions to Shareholders                 (0.20)          (0.16)          (0.08)         (0.16)         (0.02)
                                               ------------    ------------    ------------    ------------   ------------
Redemption Fee/(b)/                                  0.01            0.01            0.01             --/(c)/      0.06
                                               ------------    ------------    ------------    ------------   ------------
NET ASSET VALUE,
 END OF PERIOD                                     $19.98          $16.20          $14.80         $12.04          $8.30
                                               ============    ============    ============    ============   ============
TOTAL RETURN                                        24.57%          10.52%          23.63%         47.06%          3.82%
RATIO/SUPPLEMENTARY DATA:
Net assets at end of period (000's omitted)      $608,053        $280,580        $143,010        $36,675        $23,341
Ratios to Average Net Assets:
 Net investment income (loss)                        0.93%           1.23%           0.73%          0.52%          0.51%
 Net expenses                                        1.23%           1.29%           1.48%          1.75%          1.75%
 Gross expenses/(d)/                                 1.23%           1.30%           1.48%          1.86%          2.00%
PORTFOLIO TURNOVER RATE                                 5%             10%             15%            26%            40%

/(a)/Audited by another Independent Registered Public Accounting Firm. /(b)/Calculated based on average shares outstanding during the period. /(c)/Amount rounds to less than $0.01 per share.
/(d)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                    [GRAPHIC]




NOTES:

FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a
      discussion of the market conditions and investment strategies that significantly affected the
                Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally a part of, this Prospectus.

                              CONTACTING THE FUND
You can get a free copy of the annual/semi-annual reports and the SAI, request other
information and discuss your questions about the Fund by contacting the Fund at:

                           POLARIS GLOBAL VALUE FUND
                                 P.O. Box 446
                              Portland, ME 04112
                          (888) 263-5594 (toll free)
                     E-mail address: polaris@citigroup.com
                     Website: http://www.polarisfunds.com/

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                              Portland, ME 04101
                           http://www.foresides.com/

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                       SAI, is available from the SEC's
                            website at www.sec.gov.

                   Investment Company Act File No. 811-3023

Prospectus

May 1, 2007

W I N S L O W(R)

--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

Institutional Shares
Investor Shares
        THE FUND SEEKS CAPITAL APPRECIATION THROUGH ENVIRONMENTALLY RESPONSIBLE
                                                                     INVESTING.
The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                    [GRAPHIC]

                                                      WINSLOW GREEN GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                  RISK/RETURN SUMMARY                       2

                  Investment Objective                      2
                  Principal Investment Strategies           2
                  Principal Risks of Investing in the Fund  6
                  Who May Want to Invest in the Fund        7

                  PERFORMANCE                               8

                  FEE TABLES                               10

                  MANAGEMENT                               12

                  YOUR ACCOUNT                             15
                  How to Contact the Fund                  15
                  General Information                      15
                  Buying Shares                            17
                  Selling Shares                           23
                  Exchange Privileges                      27
                  Choosing a Share Class                   29
                  Retirement Accounts                      30

                  OTHER INFORMATION                        31

                  FINANCIAL HIGHLIGHTS                     33

WINSLOW GREEN GROWTH FUND

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Winslow Green Growth Fund (the "Fund") seeks capital appreciation through environmentally responsible investing.

PRINCIPAL INVESTMENT STRATEGIES

The Fund expects to invest primarily in domestic small- and medium-sized companies that the Adviser believes are reasonably priced and exhibit the potential for superior growth. If the Fund is not invested primarily in small- or medium-sized companies due to, among other things, changes in the market capitalizations of those companies in the Fund's portfolio, the Fund will limit new investments to small- and medium-sized companies.

Under normal circumstances, the Fund intends to invest substantially all of its assets in equity securities of domestic companies that are environmentally responsible, or "best in class" companies. The Adviser defines an environmentally responsible company as one that either provides environmental solutions or benefits; or one that operates responsibly with respect to the environment. "Best in class" companies have environmental programs that set a standard for their industry sector, and include environmental turnaround companies that may have a history of environmental problems, but have taken substantive steps to address or solve those problems.

The Adviser believes that well managed, environmentally responsible

 CONCEPTS TO UNDERSTAND

 CAPITAL APPRECIATION means the gain realized on an equity investment when it is sold for more than its original cost. If an investment is sold for less than its original cost, the loss realized is a CAPITAL LOSS.

 ENVIRONMENTALLY RESPONSIBLE INVESTING means investing in companies that provide environmental solutions or benefits; or in companies that operate responsibly with respect to the environment.

 MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

 SMALL-SIZED COMPANIES means companies with small market capitalizations, typically below $2 billion. These companies are often referred to as "small-cap" companies.

 MEDIUM-SIZED COMPANIES means companies with medium-sized market capitalizations, typically between $2 billion and $10 billion. These companies are often referred to as "mid-cap" companies.

                                                      WINSLOW GREEN GROWTH FUND

companies enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements, and access to expanding and new growth markets due to their dedication to solving or minimizing environmental problems. As such, the Adviser believes that these companies can provide favorable financial returns to those who hold their securities.

The Fund invests in companies across various sectors, which the Adviser believes are growing rapidly and hold great investment potential, including:

.. Alternative Energy: Companies in this sector are involved in the generation of electricity, or production of capital equipment to generate electricity, using alternative or renewable resources. Example companies include solar panel manufacturers, energy conservation technology manufacturers and developers of alternative energy projects.

.. Healthy Living: Companies in this sector provide products or services that address the growing trend of consumers becoming more conscious about how choices they make affect their lives and the environment. Example companies include those that grow, process or sell natural and organic foods and personal care products, and that manufacture or sell fitness equipment.

.. Healthcare: Companies in this sector provide products and services to meet growing health-related needs. Example companies include those involved in the discovery, development and manufacture of new pharmaceutical drugs, drug delivery technologies and medical devices.

.. Internet Services: Companies in this sector provide products and services that are delivered using Internet technology. Example companies include Internet advertising providers, Internet content providers and Internet service facilitators.

The Fund invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of domestic companies that are environmentally responsible, or "best in class" companies ("80% Policy"). The Fund must provide shareholders with 60 days' prior written notice if it changes its 80% Policy.

THE ADVISER'S PROCESSES -- PURCHASING PORTFOLIO SECURITIES The Adviser seeks to invest in companies that have a positive or neutral impact on the environment. The Fund may invest in companies involved with renewable energy, natural and organic food, Internet services, healthcare, and consumer products, among other sectors. The Adviser's investment process is as follows:

STEP ONE: IDEA GENERATION
The Adviser's investment universe primarily includes the companies that comprise the Russell 2000 Growth Index. The Adviser draws on internal sources as well as external sources to generate investment ideas. External sources include industry contacts, outside consultants, companies held by the Fund, other asset managers, professional and industry associations and research from Wall Street firms. From

WINSLOW GREEN GROWTH FUND

this broad universe, the Adviser selects approximately 50 companies as candidates for more in-depth research.

The Adviser excludes companies that derive significant revenues from: tobacco products, alcoholic spirits, gaming, adult entertainment, military weapons systems, firearms, and/or nuclear power. The Adviser also will not knowingly invest in companies that test cosmetic products on animals, and will avoid investment in companies that manufacture genetically modified organisms for environmental release.

STEP TWO: INTENSIVE RESEARCH
Once candidates are identified, the Adviser embarks upon an intensive research process that incorporates both fundamental, bottom-up research and a review of non-financial factors that may influence a company's performance. Elements of the Adviser's fundamental research include:

.. on-site company visits to tour facilities and meet key employees

.. review of publicly available materials and SEC filings

.. "cross checks" with customers, suppliers and competitors

.. outreach to industry experts

.. continuous dialogue with company management

Utilizing our in-depth research, we seek to invest in companies that exhibit the potential for superior growth. The Adviser considers a superior growth company to have the following characteristics:

.. bold, new ideas

.. expected near-term growth catalysts

.. experienced, high quality management teams with defined strategies

.. strong environmental and governance profiles

.. growth rates of at least 20% annually

.. financial resources to achieve stated business objectives

.. little or no debt

.. favorable macrotrends

Simultaneously with this research, the Adviser researches the company's environmental profile, considering, among other things, its supply of environmental products or services such as alternative energy or natural consumer goods, consumption of natural resources, level of toxic emissions, and proactive environmental policies such as pollution prevention or waste minimization programs. The Adviser also reviews the company's environmental health and safety (EHS) practices, including an evaluation of, among other things, the company's

                                                      WINSLOW GREEN GROWTH FUND

compliance with federal, state and local environmental regulations, and its environmental management and EHS programs. In addition, the Adviser reviews the company's corporate governance practices, including factors such as Board composition and structure.

The Adviser's environmental and corporate governance research process is based on a review of company documents, management interviews and on-site visits, communications with regulatory and national and local environmental agencies, accessing published environmental databases, contacting industry analysts and competitors and information from local press organizations. The Adviser also reviews the company's impact on its community, including providing a safe, healthy work environment, and promoting community development and equal opportunity to all employees. Based on this information, the Adviser makes a determination as to whether the company meets the Adviser's definition of an environmentally responsible company.

STEP THREE: WINSLOW INVESTMENT COMMITTEE MEETING
On a weekly basis, investment professionals of the Adviser meet to present new investment recommendations and to review current Fund holdings.

STEP FOUR: PORTFOLIO CONSTRUCTION
Once an investment idea is approved, the Adviser sets a target allocation for the new holding within the portfolio, taking into account stock liquidity and float and forecasted investment time horizon. Initial positions are established between 1-2% with the expectation to build positions to 3-5%.

THE ADVISER'S PROCESSES -- SELLING PORTFOLIO SECURITIES The Adviser monitors the companies in the Fund's portfolio to determine if there have been any significant changes in the companies since the Fund's purchase of the company's stock. The Adviser may sell a stock if:

.. the stock has met or exceeded its price target

.. the position has appreciated beyond 10% of the portfolio

.. the Adviser perceives an alteration of the investment premise, including a change in the company's fundamentals such as margin deterioration, change in the company's business strategy or decelerating revenue growth

.. the Adviser identifies an environmental or governance break-down

.. the Adviser identifies alternative investment ideas with greater perceived investment potential.

TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime

WINSLOW GREEN GROWTH FUND

commercial paper and other money market instruments. As a result, the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance.

PRINCIPAL RISKS OF INVESTING IN THE FUND

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of the securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. Investing in equity securities with different capitalizations may, however, be important for investors seeking a diversified portfolio, particularly for long-term investors able to tolerate short-term fluctuations in the value of their investments.

There is no assurance that the Fund will achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

.. the stock market does not recognize the growth potential or value of the stocks in the Fund's portfolio;

.. the Adviser's judgment as to the growth potential or value of a stock proves to be wrong;

.. the Fund's interest in promoting environmental sustainability may prevent investment in some stocks that might have higher returns than stocks from which the Adviser is able to choose;

.. changes in a company's environmental policies cause the sale of stocks that subsequently perform well;

.. demand for products in particular sectors that the Fund may allocate assets at any given time, such as Healthy Living, Alternative Energy, Healthcare, and Internet Services, may fall. For example, with respect to Alternative Energy, in the event that prices of common sources of energy, such as oil, decrease, the demand for alternative forms of energy may decrease as well.

SPECIFIC RISKS OF SMALL- AND MEDIUM-SIZED COMPANIES Because investing in small- and medium-sized companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

.. Analysts and other investors typically follow these companies less actively and information about these companies is not always readily available

                                                      WINSLOW GREEN GROWTH FUND


.. Securities of many small- and medium-sized companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

.. Changes in the value of small- and medium-sized company stocks may not mirror the fluctuations of the general market

.. More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of the securities of small and medium-sized companies may fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

PORTFOLIO TURNOVER RISK The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover results in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover rate for each of the past three fiscal years has exceeded 100%.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

.. want your assets invested in companies whose businesses help promote and sustain a healthy environment;

.. are willing to tolerate significant changes in the value of your investment;

.. are pursuing a long-term goal;

.. are willing to accept higher short-term risk.

The Fund may NOT be appropriate for you if you:

.. want an investment that pursues market trends or focuses only on particular sectors or industries;

.. need regular income or stability of principal;

.. are pursuing a short-term goal or investing emergency reserves.

WINSLOW GREEN GROWTH FUND

PERFORMANCE
--------------------------------------------------------------------------------

The following chart and table illustrate the variability of the Fund's returns as of 12/31/2006. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance of Investor Shares from year to year and how the returns of the Fund's Investor Shares compare to a broad measure of market performance. Fund shares issued and outstanding as of April 30, 2006 were reclassified as Investor Shares on May 1, 2006.

Prior to April 1, 2001, the Adviser managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before April 1, 2001 is that of the common trust fund and reflects the expenses of the common trust fund, which were approximately half of the Fund's current net expenses. The performance prior to this date is based on calculations that are different than the standardized method of calculations presented by the SEC. If the common trust fund's performance had been readjusted to reflect the expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS. THE OVERALL STRENGTH OF THE SMALL-CAP GROWTH EQUITY MARKET, THE OVERWEIGHTING OF THE FUND'S PORTFOLIO IN THE MEDICAL PRODUCTS AND BIOTECHNOLOGY SECTORS, AND THE STRONG PERFORMANCE OF CERTAIN STOCKS CONTAINED IN THE FUND'S PORTFOLIO CONTRIBUTED TO THE FUND'S EXCEPTIONAL PERFORMANCE DURING 2003. THE FUND MAY NOT PERFORM AT THE SAME LEVEL IN THE FUTURE.

                                    [CHART]

 1997   1998    1999     2000    2001     2002    2003    2004   2005   2006
------ ------  -------  ------  -------  ------- ------  -----  -----  -----
32.37% -3.65%  124.48%  29.40%  -19.13%  -37.52% 91.74%  12.09% 12.18% 12.77%


During the periods shown in the chart, the highest quarterly return for Investor Shares was 62.20% (for the quarter ended December 31, 1999) and the lowest quarterly return was -33.31% (for the quarter ended September 30, 2001).

                                                      WINSLOW GREEN GROWTH FUND

The following table compares the Fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of Fund shares) of Investor Shares as of December 31, 2006 to the Russell 2000(R) Growth Index, the Fund's performance benchmark.

                                                                   LIFE OF
      WINSLOW GREEN GROWTH FUND            1 YEAR 5 YEARS 10 YEARS  FUND
      Investor Shares - Return Before
        Taxes                              12.77% 11.18%   17.67%      --
      Investor Shares - Return After Taxes
        on Distributions                   12.75% 11.03%   17.59%      --
      Investor Shares - Return After Taxes
        on Distributions and Sale of Fund
        Shares                              8.32%  9.70%   16.13%      --
      --------------------------------------------------------------------
      Russell 2000 Growth Index            13.35%  6.93%    4.88%   8.78%

Institutional shares commenced operations on June 6, 2006. Performance will be available after the completion of a full calendar year.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Both indices are unmanaged and reflect the reinvestment of dividends. Unlike the performance figures of the Fund, the performance of the indices does not reflect the effect of expenses.

WINSLOW GREEN GROWTH FUND

FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

    SHAREHOLDER FEES                                 INSTITUTIONAL INVESTOR
    (fees paid directly from your investment)           SHARES      SHARES
    -----------------------------------------------------------------------
    Maximum Sales Charge (Load) Imposed on Purchases     None        None
    Maximum Deferred Sales Charge (Load)                 None        None

   Maximum Sales Charge (Load) Imposed on Reinvested
   Distributions                                        None       None
   Redemption Fee (as a percentage of amount redeemed) 2.00%/(1)/ 2.00%/(1)/
   Exchange Fee (as a percentage of amount redeemed)   2.00%/(1)/ 2.00%/(1)/

         Maximum Account Fee                                None  None
         ANNUAL FUND OPERATING EXPENSES
         (expenses that are deducted from Fund assets)/(2)/
         Management Fees                                    0.90% 0.90%

             Distribution and Service (12b-1) Fees     None  None
             Other Expenses                            0.61% 0.59%
             TOTAL ANNUAL FUND OPERATING EXPENSES/(3)/ 1.51% 1.49%

            Fee Waiver and Expense Reimbursement/(4)/ -0.31% -0.04%
            NET EXPENSES                               1.20%  1.45%

/(1)/If you redeem or exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee.
/(2)/Based on actual assets and expenses for the Fund's fiscal year ended
    December 31, 2006.
/(3)/The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred directly by the Fund as a result of investments in certain pooled investment vehicles, such as mutual funds.
/(4)/The Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain expenses through April 30, 2008 to limit Total Annual Operating Expenses to 1.20 % for Institutional Shares and 1.45% for Investor Shares, for each class' average daily net assets (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses). These contractual fee waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.

                                                      WINSLOW GREEN GROWTH FUND


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund class and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund class' Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table taking into account the contractual waiver through April 30, 2008 and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 INSTITUTIONAL INVESTOR
                                    SHARES      SHARES
                        -------------------------------
                        1 YEAR      $  122      $  148
                        -------------------------------
                        3 YEARS     $  447      $  467
                        -------------------------------
                        5 YEARS     $  794      $  809
                        -------------------------------
                        10 YEARS    $1,775      $1,776
                        -------------------------------

WINSLOW GREEN GROWTH FUND

MANAGEMENT
--------------------------------------------------------------------------------

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER
--------------------------------------------------------------------------------

Winslow Management Company, LLC ("the Adviser") serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund dated August 31, 2005 ("New Agreement"). At a Special Meeting of Shareholders on August 22, 2005, shareholders of the Fund approved the New Agreement.

Prior to August 31, 2005, Adams Harkness Asset Management, Inc. ("AHAM") served as the Fund's investment adviser through its asset management division, Winslow Management Company ("WMC") pursuant to an Investment Advisory Agreement between the Trust and AHAM with respect to the Fund. On August 31, 2005, AHAM, at the direction of its parent corporation, Adams Harkness Financial Group, Inc., sold to principals of the Adviser primarily all of the assets of WMC.

The Adviser is located at 99 High Street, 12/th/ Floor, Boston, Massachusetts 02110. The Adviser and its predecessors have provided investment management services since 1983 and specializes in the management of assets for non-profit institutions, pension funds, and high net worth individuals by investing in publicly traded environmentally responsible companies.

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee of 0.90% of the average daily net assets of the Fund. For the Fund's fiscal period ended December 31, 2006, the Adviser waived a portion of its fee and received an advisory fee equal to 0.85% of the Fund's average daily net assets.

A discussion summarizing the basis on which the Board most recently approved the Investment Advisory Agreement between the Trust and the Adviser is included in the Fund's semi-annual report for the period ended June 30, 2006.

As of March 31, 2007, the Adviser had approximately $328 million in assets under management.

                                                      WINSLOW GREEN GROWTH FUND


PORTFOLIO MANAGERS

Jackson W. Robinson is lead manager of the Fund and is responsible for the day-to-day management of the Fund. Matthew Patsky is co-manager of the Fund and provides portfolio management backup services.

JACKSON W. ROBINSON Mr. Robinson, founder and President of Winslow Management Company, has served as the Fund's Portfolio Manager since the Fund's inception (May 3, 1994). Mr. Robinson has 30 years of money management experience. Since 1991, Mr. Robinson has focused exclusively on "environmentally responsible" investing. As the Chief Investment Officer for Winslow Management Company,
Mr. Robinson manages assets, in a similar style, in individual accounts, institutional accounts, and another pooled investment vehicle. While founding Winslow Management in 1983, Mr. Robinson also served as President of Rieger, Robinson & Harrington, an investment management company. Prior to that, Mr. Robinson was an officer and director of Garden Way, Inc. and President of the National Gardening Association, both socially responsible companies.
Mr. Robinson began his career in commercial banking. Mr. Robinson is a graduate of Brown University where he received a B.S. in Political Science. He is a director of Jupiter European Opportunities Trust PLC, and serves as the non-executive Chairman of the Board of Spartech Corporation (NYSE:SEH). He is also an adviser to the American Council on Renewable Energy (ACORE) and a trustee of Suffield Academy.

MATTHEW W. PATSKY, CFA Mr. Patsky, Portfolio Manager for Winslow Management Company, has served as the Fund's back-up Portfolio Manager since 2003 and brings 21 years of investment research experience to the company. Prior to joining Winslow in 2002, Mr. Patsky served as Director of Equity Research for Adams Harkness, Inc. (formerly known as Adams Harkness & Hill ("AH&H")), where he supervised 21 research analysts focused on emerging growth technology, healthcare and consumer companies. Mr. Patsky is widely considered to be an expert on the natural products industry. As an analyst with AH&H, he followed underlying trends in our culture, particularly how health-conscious and aging consumers are increasingly turning to natural products. Prior to joining AH&H in 1995, Mr. Patsky served as Vice President at Robertson Stephens & Co.
Mr. Patsky began his career with Lehman Brothers in 1984 as a sell-side analyst, where he authored multiple industry reports, including the first report ever published by an investment bank on socially responsible investing in 1994. Mr. Patsky received a B.S. from Rensselaer Polytechnic Institute and is a CFA charterholder.

The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

WINSLOW GREEN GROWTH FUND


OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citigroup or its affiliates.

The Trust has adopted a shareholder servicing plan for the Fund under which the Fund pays the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund.

FUND EXPENSES

The Fund pays for its own expenses out of its own assets. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or a class thereof. Any fee waiver or expense reimbursement increases investment performance of the Fund and/or its applicable share classes for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

                                                      WINSLOW GREEN GROWTH FUND

YOUR ACCOUNT
--------------------------------------------------------------------------------

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of a Fund class at the net asset value of a share ("NAV") next calculated minus any applicable redemption fee after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 17 through 29). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

 HOW TO CONTACT THE FUND

 WRITE TO US AT:
  Winslow Green Growth Fund
  P.O. Box 446
  Portland, Maine 04112

 OVERNIGHT ADDRESS:
  Winslow Green Growth Fund
  3 Canal Plaza, Ground Floor
  Portland, Maine 04101

 TELEPHONE US AT:
  (888) 314-9049 (toll free)

 E-MAIL US AT:
  winslow@citigroup.com

 VISIT OUR WEB SITE AT:
  www.winslowgreen.com

 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
  FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account #30576692
  Winslow Green Growth Fund (and Class)
  (Your Name)
  (Your Account Number)

WINSLOW GREEN GROWTH FUND


WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the each Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking subtracting the class' liabilities from the market value of its total assets, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at the fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if among other things:
(i) the exchange on which a security is principally traded closes early;
(ii) trading in a security is halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or (iii) events occur after the close of the securities market on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund's investment in securities of small- and medium-sized capitalization companies are more likely to require a fair value determination because they are more thinly traded and less liquid than the securities of larger capitalization companies.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

                                                      WINSLOW GREEN GROWTH FUND


TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares ("Financial Institutions"). These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

As permitted, the Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party will create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and on the Fund's website.

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter

WINSLOW GREEN GROWTH FUND

check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Winslow Green Growth Fund" or to one or more owners of the account and endorsed to "Winslow Green Growth Fund." For all other accounts, the check must be made payable on its face to "Winslow Green Growth Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                        MINIMUM INITIAL MINIMUM ADDITIONAL
                                          INVESTMENT        INVESTMENT
      --------------------------------------------------------------------
      Standard Accounts
         Institutional Shares              $250,000            $50
         Investor Shares                   $  5,000            $50
      Traditional and Roth IRA Accounts
         Institutional Shares              $250,000            $50
         Investor Shares                   $  2,000            $50
      Accounts with Systematic
      Investment Plans
         Institutional Shares              $250,000            $50
         Investor Shares                   $  1,000            $50

The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

                                                      WINSLOW GREEN GROWTH FUND

ACCOUNT REQUIREMENTS

               TYPE OF ACCOUNT                                REQUIREMENT
------------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT     .Instructions must be signed by all persons
ACCOUNTS                                       required to sign exactly as their names
Individual accounts are owned by one           appear on the account
person, as are sole proprietorship accounts.
Joint accounts have two or more owners
(tenants)
GIFTS OR TRANSFERS TO A MINOR                 .Depending on state laws, you can set up a
(UGMA, UTMA)                                   custodial account under the UGMA or the
These custodial accounts provide a way to      UTMA
give money to a child and obtain tax benefits .The custodian must sign instructions in a manner indicating custodial capacity

BUSINESS ENTITIES                   .Provide certified articles of incorporation,
                                     a government-issued business license or
                                     certificate, partnership agreement or
                                     similar document evidencing the identity
                                     and existence of the business entity
                                    .Submit a secretary's (or similar) certificate
                                     listing the person(s) authorized to open or
                                     transact business for the account
TRUSTS (INCLUDING CORPORATE PENSION .The trust must be established before an
PLANS)                               account can be opened
                                    .Provide the first and signature pages from
                                     the trust document identifying the
                                     trustees
                                    .Provide a power of attorney or similar
                                     document for each person that is
                                     authorized to open or transact business in
                                     the account if not a trustee of the trust

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

WINSLOW GREEN GROWTH FUND


If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject without any prior notice, any purchase or exchange order, transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent

                                                      WINSLOW GREEN GROWTH FUND

purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale or exchange of Fund shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 90 days from the date of purchase. See "Selling Shares -- Redemption Fee" and "Exchange Privileges" for additional information.

The Fund's investment in securities of small- and medium-sized capitalization companies may make the Fund's shares more susceptible to frequent trading as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

WINSLOW GREEN GROWTH FUND

INVESTMENT PROCEDURES

           HOW TO OPEN AN ACCOUNT                     HOW TO ADD TO YOUR ACCOUNT
-----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER                   THROUGH A FINANCIAL ADVISER
Contact your adviser using the method that    Contact your adviser using the method that
is most convenient for you                    is most convenient for you
BY CHECK                                      BY CHECK
..Call or write us for an account application  .Fill out an investment slip from a
..Complete the application (and other           confirmation or write us a letter
 required documents)                          .Write your account number on your check
..Mail us your application (and other          .Mail us the slip (or your letter) and the
 required documents) and a check               check

BY WIRE                                          BY WIRE
..Call or write us for an account application)    .Call to notify us of your incoming wire
..Complete the application (and other             .Instruct your financial institution to wire
 required documents)                              your money to us
..Call us to fax the completed application
 (and other required documents) and we
 will assign you an account number
..Mail us your application (and other
 required documents)
..Instruct your financial institution to wire
 your money to us
BY ACH PAYMENT                                   BY SYSTEMATIC INVESTMENT
..Call or write us for an account application     .Complete the systematic investment
..Complete the application (and other              section of the application
 required documents)                             .Attach a voided check to your application
..Call us to fax the completed application        .Mail us the completed application and
 (and other required documents) and we            voided check
 will assign you an account number               .We will electronically debit your purchase
..Mail us your original application (and other     proceeds from the financial institution
 required documents)                              account identified on your account
..We will electronically debit your purchase       application
 proceeds from the financial institution
 account identified on your account
 application
BY INTERNET WWW.WINSLOWGREEN.COM                 BY INTERNET WWW.WINSLOWGREEN.COM
..Log on to our website                           .Log on to our website
..Select Online Application                       .Select Your Account
..Complete the application online                 .Provide the following information:
..Accept the terms of the online application      .  Your user ID
..Account opening amount limited to               .  Your password
 $25,000 if funded by ACH                        .Select Transaction/Purchase menu option
..Mail us your check, instruct your financial     .Follow the instructions provided
 institution to wire your money to us, or we     .We will electronically debit your purchase
 will electronically debit your purchase          proceeds from the financial institution
 proceeds from the financial institution          account identified on your account
 account identified on your account application   application

                                                      WINSLOW GREEN GROWTH FUND


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund class once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $50.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund class or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. A Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

INTERNET TRANSACTIONS You may open an account as well as purchase, sell, or exchange Fund shares online. Establishing an account online is permitted only for individual, IRA, joint and UGMA/UTMA accounts. If you conduct transactions or open an account online, you are consenting to sending and receiving personal financial information over the Internet.

SELLING SHARES

Each Fund class processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

WINSLOW GREEN GROWTH FUND

                     HOW TO SELL SHARES FROM YOUR ACCOUNT
      --------------------------------------------------------------------
      THROUGH A FINANCIAL ADVISER
      .Contact your adviser by the method that is most convenient for you
      BY MAIL
      .Prepare a written request including:
      .  Your name(s) and signature(s)
      .  Your account number
      .  The Fund name and class
      .  The dollar amount or number of shares you want to sell
      .  How and where to send the redemption proceeds
      .Obtain a signature guarantee (if required)
      .Obtain other documentation (if required)
      .Mail us your request and documentation

BY WIRE OR ACH
..Wire or ACH redemptions are only available if your redemption is for $5,000 or more
 (except for systematic withdrawls) and you did not decline wire or ACH redemption privileges on your account application
..Call us with your request (unless you declined telephone redemption privileges on your account application) (see "By Telephone") OR
..Mail us your request (see "By Mail")
BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which the account is registered
..  Additional form of identification
..Redemption proceeds will be:
..  Mailed to you OR
..  Electronically credited to your account at the financial institution identified on your account application.
BY INTERNET WWW.WINSLOWGREEN.COM
..Log on to our Web site (unless you declined Internet trading privileges on your account application)
..Select Your Account
..Provide the following information:
..  Your user ID
..  Your password
..Select the Transaction/Redemption menu option
..Follow the instructions provided
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

SYSTEMATICALLY
..Complete the systematic withdrawal section of the application
..Attach a voided check to your application
..Mail us your completed application
..Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                                      WINSLOW GREEN GROWTH FUND


WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE OR INTERNET REDEMPTION PRIVILEGES You may redeem your shares by telephone or the Internet unless you declined telephone or Internet redemption privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order. Internet transactions require a user ID and password.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

.. Written requests to redeem $100,000 or more

.. Changes to a shareholder's record name

.. Redemptions from an account for which the address or account registration has changed within the last 30 days

.. Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

.. Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

.. Adding or changing ACH or wire instructions, telephone/Internet redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

REDEMPTION FEE If you redeem your shares within 90 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of remaining

WINSLOW GREEN GROWTH FUND

shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

.. redemptions in a deceased shareholder account if such an account is registered in the deceased's name;

.. redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

.. redemption of shares purchased through a dividend reinvestment program;

.. redemption of shares pursuant to a systematic withdrawal plan; and

.. redemptions by omnibus accounts maintained by financial intermediaries which have agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts.

The Fund reserves the right to waive redemption fees for redemptions in certain qualified retirement and deferred compensation plans. Certain financial intermediaries that collect a redemption fee on behalf of the Fund do not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

SMALL ACCOUNTS If you own Investor shares and the value of your account falls below $2,500 ($1,000 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $2,500 ($1,000 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. If you own Institutional shares and the value of your account falls below $200,000, the Fund may ask you to increase your balance. If the account value is still below $200,000 after 60 days, the Fund may either redesignate your shares as Investor Class shares or may close your account and send you the proceeds.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two

                                                      WINSLOW GREEN GROWTH FUND

consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other funds by mail, telephone or the Internet unless you declined telephone/Internet redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding the funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 90 days of purchase, you will be charged a 2.00% redemption fee (See "Selling Shares -- Redemption Fee"). To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone or Internet, unless you declined telephone or Internet privileges on your account application. You may be responsible for any unauthorized telephone or Internet order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

WINSLOW GREEN GROWTH FUND

                                    HOW TO EXCHANGE
----------------------------------------------------------------------------------------
THROUGH A FINANCIAL ADVISER
..  Contact your adviser by the method that is most convenient for you
BY MAIL
..Prepare a written request including:
..  Your name(s) and signature(s)
..  Your account number
..  The names of each fund (and class) you are exchanging
..  The dollar amount or number of shares you want to sell (and exchange)
..Open a new account and complete an account application if you are requesting different shareholder privileges
..Obtain a signature guarantee, if required
..Mail us your request and documentation

BY TELEPHONE
..Call us with your request (unless you declined telephone redemption privileges on your account application)
..Provide the following information:
..  Your account number
..  Exact name(s) in which account is registered
..  Additional form of identification
BY INTERNET WWW.WINSLOWGREEN.COM
..Log on to our Web site (unless you declined Internet trading privileges on your account application)
..Select Your Account
..Provide the following information:
..  Your user ID
..  Your password
..Select the Transactions/Exchange menu option
..Follow the instructions provided

                                                      WINSLOW GREEN GROWTH FUND


CHOOSING A SHARE CLASS

The Funds offers Institutional and Investor classes of shares, each of which is designed for specific investors. Sales charges and fees vary considerably between a Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in a Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for a Fund before investing in the Fund. You may also want to consult with a financial adviser in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Institutional Shares and Investor Shares for each of the Funds:

              INSTITUTIONAL SHARES                             INVESTOR SHARES
--------------------------------------------------------------------------------------------
..Designed for the following accounts             .Designed for investors investing
 maintained directly with the Fund's              (1) directly through the Fund's transfer
 transfer agent and that desire to make an        agent and that make an investment of less
 initial investment of $250,000:                  than $250,000 but more than $1,000 or
 (1) proprietary accounts of institutions         (2) through financial intermediaries
 (financial institutions, corporations, trusts,
 estates, religious and charitable
 organizations); (2) accounts of registered
 investment advisers and financial planners
 purchasing on behalf of clients who are
 charged asset-based or other management
 fees, and (3) other accounts
..No initial or deferred sales charge             .No initial or deferred sales charge

..Redemption/Exchange fee of 2.00% if         .Redemption/Exchange fee of 2.00% if
 shares are redeemed within 90 days of        shares are redeemed within 90 days of
 purchase                                     purchase
..$250,000 investment minimum (registered     .$5,000 initial investment minimum
 investment advisers and financial planners
 that maintain an account directly with the
 Fund's transfer agent may aggregate their
 client accounts to meet the minimum
 amount if prior written notice is provided
 to the Fund's transfer agent)
..Lower expense ratio than Investor Shares    .Higher expense ratio than Institutional
 due to absence of shareholder servicing      Shares due to shareholder servicing fees
 fees

You may wish to consult with a financial adviser in order to help you determine which class is most appropriate for you.

WINSLOW GREEN GROWTH FUND


SHAREHOLDER SERVICE PLAN The Trust has adopted a Shareholder Service Plan under which the Investor Share Class is authorized to pay the Fund's administrator, as compensation for the performance of certain activities relating to the servicing and maintenance of shareholder accounts, a annual fee of 0.25% of the class' average daily net asset. The administrator may pay any and all amounts received under the plan to other persons, including the Adviser, for any servicing activities.

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                                      WINSLOW GREEN GROWTH FUND

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of net long-term capital gain (if any), are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to non-corporate U.S. shareholders, at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or

WINSLOW GREEN GROWTH FUND

exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                      WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for the year ended December 31, 2006 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report dated December 31, 2006, which is available upon request.

                                                                    YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
                                                   2006           2005          2004          2003        2002
-----------------------------------------------------------------------------------------------------------------
INVESTOR SHARES
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR                            $  17.62       $  15.90       $ 14.41       $  7.51       $ 12.02
                                              --------       --------       -------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss                            (0.23)/(a)/    (0.17)/(a)/   (0.17)/(a)/   (0.11)/(a)/   (0.09)
  Net realized and unrealized gain (loss) on
   investments, options and foreign
   currency transactions                          2.46           2.09          1.90          7.00         (4.42)
                                              --------       --------       -------       -------       -------
Total from Investment Operations                  2.23           1.92          1.73          6.89         (4.51)
                                              --------       --------       -------       -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain                                (0.02)         (0.22)        (0.24)           --            --
                                              --------       --------       -------       -------       -------
Redemption Fees/(a)/                              0.02           0.02            --/(b)/     0.01            --
                                              --------       --------       -------       -------       -------
NET ASSET VALUE PER SHARE,
 END OF YEAR                                  $  19.85       $  17.62       $ 15.90       $ 14.41       $  7.51
                                              ========       ========       =======       =======       =======
TOTAL RETURN                                     12.77%         12.18%        12.09%        91.74%       (37.52)%
RATIO/SUPPLEMENTARY DATA
  Net assets at end of period
   (000's omitted)                            $194,366       $152,278       $48,366       $55,263       $10,993
  Ratios to Average Net Assets:
  Net expenses                                    1.45%          1.45%         1.45%         1.45%         1.45%
  Gross Expenses/(c)/                             1.49%          1.69%         1.93%         1.90%         2.48%
  Net investment income (loss)                   (1.22)%        (1.02)%       (1.20)%       (0.93)%       (0.98)%
PORTFOLIO TURNOVER RATE                            113%           103%          102%          202%          114%

/(a)/Calculated based on average shares outstanding during the period. /(b)/Less than $0.01 per share.
/(c)/Reflects the expense ratio excluding any waivers and/or reimbursements.

WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  JUNE 6,
                                                                                 2006/(A)/
                                                                                  THROUGH
                                                                                DECEMBER 31,
-----------------------------------------------------------------------------------------------
                                                                                    2006
-----------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                                   $ 19.56
                                                                                 -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss/(b)/                                                         (0.11)
  Net realized and unrealized gain (loss) on investments, options and foreign
   currency transactions                                                            0.42
                                                                                 -------
Total from Investment Operations                                                    0.31
                                                                                 -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains                                                                 (0.02)
                                                                                 -------
Redemption Fees/(b)/                                                                0.02
                                                                                 -------
NET ASSET VALUE PER SHARE, END OF PERIOD                                         $ 19.87
                                                                                 =======
TOTAL RETURN                                                                        1.68%/(c)/
RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)                                    $16,150
  Ratios to Average Net Assets:
  Net Expenses                                                                      1.20%/(d)/
  Gross Expenses/(e)/                                                               1.51%/(d)/
  Net investment income (loss)                                                     (1.06)%/(d)/
PORTFOLIO TURNOVER RATE                                                              113%/(c)/

/(a)/Commencement of sale of shares.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Not annualized.
/(d)/Annualized.
/(e)/Reflects the expense ratio excluding any waivers and/or reimbursements.

                                                      WINSLOW GREEN GROWTH FUND

NOTES
--------------------------------------------------------------------------------

WINSLOW GREEN GROWTH FUND

NOTES
--------------------------------------------------------------------------------

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                             INSTITUTIONAL SHARES
                                INVESTOR SHARES

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:
                           Winslow Green Growth Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                                (888) 314-9049

                                  Distributor
                          Foreside Fund Services, LLC
                           http://www.foresides.com/

 The Funds' prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Funds' website at www.winslowgreen.com

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
   You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:
                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

     Fund information, including copies of the annual/semi-annual reports and the SAI, is available from the SEC's web site at www.sec.gov.

                   Investment Company Act File No. 811-03023

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